THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112-6300
(800) 823-6300
STATEMENT OF ADDITIONAL INFORMATION
April 30, 2021, as revised May 20, 2021 and October 29, 2021

The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated April 30, 2021 (for each Portfolio except Lazard US Systematic Small Cap Equity Portfolio) or October 29, 2021 (for Lazard US Systematic Small Cap Equity Portfolio), as may be revised or supplemented from time to time (the "Prospectus"), relating to the following thirty portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):

	Institutional Shares	Open Shares	R6 Shares
Equity
Lazard Developing Markets Equity Portfolio ("Developing Markets Portfolio")	LDMIX	LDMOX	RLDMX
Lazard Emerging Markets Core Equity Portfolio ("Emerging Markets Core Portfolio")	ECEIX	ECEOX	RLEOX
Lazard Emerging Markets Equity Advantage Portfolio ("Emerging Markets Advantage Portfolio")	LEAIX	LEAOX	READX
Lazard Emerging Markets Equity Portfolio ("Emerging Markets Portfolio")	LZEMX	LZOEX	RLEMX
Lazard Emerging Markets Strategic Equity Portfolio ("Emerging Markets Strategic Portfolio")	EMBIX	EMBOX	RLEBX
Lazard Equity Franchise Portfolio ("Franchise Portfolio")	LZFIX	LZFOX	RLZFX
Lazard Global Equity Select Portfolio ("Global Equity Select Portfolio")	GESIX	GESOX	RLGEX
Lazard Global Listed Infrastructure Portfolio ("Global Listed Infrastructure Portfolio")	GLIFX	GLFOX	RLGLX
Lazard Global Strategic Equity Portfolio ("Global Strategic Portfolio")	LSTIX	LSTOX	RGSTX
Lazard International Quality Growth Portfolio ("International Quality Growth Portfolio")	ICMPX	OCMPX	RCMPX
Lazard International Equity Advantage Portfolio ("International Equity Advantage Portfolio")	IEAIX	IEAOX	RIADX
Lazard International Equity Portfolio ("International Equity Portfolio")	LZIEX	LZIOX	RLIEX
Lazard International Equity Select Portfolio ("International Equity Select Portfolio")	LZSIX	LZESX	RLIQX
Lazard International Equity Value Portfolio ("International Equity Value Portfolio")	IEVIX	IEVOX	REIVX
Lazard International Small Cap Equity Portfolio ("International Small Cap Portfolio")	LZISX	LZSMX	RLICX
Lazard International Strategic Equity Portfolio ("International Strategic Portfolio")	LISIX	LISOX	RLITX
Lazard Managed Equity Volatility Portfolio ("Managed Volatility Portfolio")	MEVIX	MEVOX	RMEVX
Lazard US Equity Concentrated Portfolio ("Equity Concentrated Portfolio")	LEVIX	LEVOX	RLUEX
Lazard US Equity Focus Portfolio ("Equity Focus Portfolio")	LZUSX	LZUOX	RLUSX

	Institutional Shares	Open Shares	R6 Shares
Lazard US Small-Mid Cap Equity Portfolio ("Small-Mid Cap Portfolio")	LZSCX	LZCOX	RLSMX
Lazard US Sustainable Equity Portfolio ("Sustainable Equity Portfolio")	SUSTX	SUSLX	SUSRX
Lazard US Systematic Small Cap Equity Portfolio ("Systematic Portfolio")	LUSIX	LUSOX	RUSRX

Fixed Income
Lazard Emerging Markets Debt Portfolio ("Emerging Markets Debt Portfolio")	LEDIX	LEDOX	RLEDX
Lazard Global Fixed Income Portfolio ("Global Fixed Income Portfolio")	LZGIX	LZGOX	RLGFX
Lazard US Corporate Income Portfolio ("Corporate Income Portfolio")	LZHYX	LZHOX	RLCIX
Lazard US Short Duration Fixed Income Portfolio ("Short Duration Fixed Income Portfolio")	UMNIX	UMNOX	RLSDX

Multi-Asset
Lazard Global Dynamic Multi-Asset Portfolio ("Dynamic Portfolio")	GDMIX	GDMOX	GDMAX
Lazard Opportunistic Strategies Portfolio ("Opportunistic Strategies Portfolio")	LCAIX	LCAOX	RLCPX
Lazard Real Assets Portfolio ("Real Assets Portfolio")	RALIX	RALOX	RALYX

Alternatives
Lazard Enhanced Opportunities Portfolio ("Enhanced Opportunities Portfolio")	LEOIX	LEOOX	RLZEX

The Systematic Portfolio had not commenced operations as of the date of this Prospectus, so certain information in this SAI is not provided for that Portfolio.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class (each, a "Class") is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each Class; and the availability of Service Payments (as defined in the Prospectus).

To obtain a copy of the Fund's Prospectus, please write or call the Fund at the address and telephone number above or go to https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42.

The Fund's most recent Annual Reports and Semi-Annual Reports to Shareholders are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Reports are incorporated by reference into this SAI.

TABLE OF CONTENTS

The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio, other than the Equity Focus, Equity Concentrated, International Equity Value, Emerging Markets Debt, Franchise and Enhanced Opportunities Portfolios, is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

Lazard Asset Management LLC serves as the investment manager (the "Investment Manager") to each of the Portfolios.

Lazard Asset Management Securities LLC (the "Distributor") is the distributor of each Portfolio's shares.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements and should be read in conjunction with the Fund's Prospectus.

Market Risk; Market Developments

The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, political developments, actions taken by the Federal Reserve System, the central bank of the United States (the "Federal Reserve"), or other central banks, market disruptions caused by trade disputes or other events or circumstances, natural disasters, a pandemic or other public health crisis, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events; trading and tariff arrangements; armed conflicts or terrorist activities; natural disasters; public health crises; and other events or circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Portfolio invests in securities of issuers located in or with significant exposure to the countries directly affected by such events or circumstances, the value and liquidity of the Portfolio's investments may be negatively affected. Market volatility, dramatic interest rate moves and/or unfavorable economic conditions may lower a Portfolio's performance or impair a Portfolio's ability to achieve its investment objective. The Investment Manager intends to monitor developments and seek to manage the Portfolios in a manner consistent with achieving each Portfolio's investment objective, but there can be no assurance that it will be successful in doing so.

The rapid and global spread of a novel coronavirus disease (known as "COVID-19") was declared a pandemic by the World Health Organization in 2020 and resulted in volatility in financial markets worldwide; reduced liquidity of many instruments; border closings and other restrictions on international and, in some cases, local travel; significant disruptions to business operations, including disruptions to supply chains, consumer demand and employee availability, and, in some cases, business closures; strained healthcare systems; quarantines, health screenings and testing and other measures intended to contain the spread of COVID-19 affecting individuals, businesses of all types, certain government operations, public and private educational systems, and public and private cultural, charitable and other institutions; and widespread uncertainty regarding the duration and long-term effects of the pandemic.

Some sectors of the economy, certain industries and individual issuers have experienced particularly adverse effects and there may be adverse impacts on the broader financial and credit markets. Certain risks discussed in the Prospectus and elsewhere in this SAI may be exacerbated by these circumstances, such as credit risk, liquidity risk, interest rate risk and the risks of investing in certain sectors, industries or issuers. Developing or emerging market countries may be more affected by the COVID-19 pandemic as they may have less established health care systems and may be less able to control or mitigate the effects of the pandemic.

The US government and the Federal Reserve, as well as certain other governments and central banks, have taken extraordinary actions to support local and global economies and the financial markets in response to the COVID-19 pandemic. These actions have resulted, and any similar future actions may be expected to further result, in significant expansion of public debt, including in the US, the long term consequences of which are not known. Many interest rates are very low and in some cases yields are negative, and it is possible that, particularly during periods of low prevailing interest rates, the income from portfolio securities will be reduced. Actions taken to-date and any similar future actions, such as government intervention in the economy and financial markets intended to address the COVID-19 pandemic may not be successful, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. Further Federal Reserve actions in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities in particular. Extraordinary government actions have contributed, and may continue to contribute, to market volatility, which may result in heightened volatility and/or losses in the value of the Portfolios' investments.

The direct and indirect impact of the COVID-19 pandemic may last for an extended period of time. The ultimate economic fallout from the pandemic, including the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic may result, in the US and worldwide, in a sustained economic downturn or recession, disruption to financial markets, political and social instability, damage to diplomatic and international trade relations and increased volatility and/or decreased liquidity in the securities markets. The COVID-19 pandemic could adversely impact the Portfolios, including the value and liquidity of a Portfolio's investments, a Portfolio's ability to satisfy redemption requests or Portfolio performance.

In addition to these events having adverse consequences for the Portfolios and the Portfolios' investments, the operations of the Investment Manager and its affiliates and the Fund's other service providers have been impacted, and may continue to be impacted, as a result of the COVID-19 pandemic, such as restrictions on certain business operations, which may have long-term negative impacts on such operations generally or the ability of such operations to remain viable; more limited resources as the result of adverse market conditions that may negatively impact the cash flow and/or profitability of such businesses; quarantine measures and travel restrictions imposed on such entities' personnel based or temporarily located in affected regions; or any related health issues of such entities' personnel.

Cybersecurity Risk

The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. In general, cybersecurity incidents can result from deliberate attacks or unintentional events. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial of service attacks on websites (i.e., efforts to make services unavailable to intended users). Cybersecurity incidents affecting the Investment Manager, custodian, transfer agent or other Fund service providers, such as financial intermediaries, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio's investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio's ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management system or business continuity plan, including the possibility that certain risks have not been identified.

Equity Securities

Common and preferred stocks and other equity securities, such as common limited partnership units, represent ownership interests in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Increases and decreases in earnings are usually reflected in the price of a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock and common limited partnership units, may not ordinarily have voting rights.

Common Stocks. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis after other claims are satisfied; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stocks. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company's capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer's board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A Portfolio may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Portfolio may invest will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer's earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Portfolio's holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Portfolio may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer. However, not all traditional preferred securities pay dividends that are eligible for the dividends received deduction, including preferred securities issued by real estate investment trusts ("REITs"). Individuals will generally be taxed at long-term capital gain rates on qualified dividend income. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, types of securities referred to as trust preferred securities, trust-originated preferred securities, monthly- or quarterly-income bond, debt or preferred securities, corporate trust securities and other similarly structured securities.

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer's option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for US federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for US federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company's debt and would have priority with respect to the operating company's earnings and profits over the operating company's common stockholders, but would typically be subordinated to other classes of the operating company's debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company's senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent convertible capital security (sometimes referred to as "CoCos"). These securities may have loss absorption characteristics that may include downward adjustment of the liquidation value of the security to below the original par value or a mandatory conversion that might relate, for instance, to maintenance of a capital minimum whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible Securities." In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Each Portfolio may invest up to 5%

of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

Initial Public Offerings. An initial public offering ("IPO") is a company's first offering of equity securities to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the Financial Industry Regulatory Authority, Inc. ("FINRA") apply to the distribution of IPOs. Companies offering securities in IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a Portfolio to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Investment Manager believes the price has reached full value. IPO securities may be sold by a Portfolio on the same day the Portfolio receives an allocation.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed-rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company ("RIC") under the US Internal Revenue Code of 1986, as amended (the "Code"), and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a Portfolio's share price. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the US dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Fixed-income securities rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or S&P Global Ratings (together with Moody's, the "Rating Agencies") may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "Lower-Rated Securities" below for a discussion of those securities.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a Portfolio, the Investment Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a Portfolio, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the Portfolio. In general, the longer a Portfolio's average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Manager may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a Portfolio's potential price gain in response to falling interest rates, reduce a Portfolio's yield, or cause a Portfolio's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a Portfolio's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase a Portfolio's sensitivity to rising interest rates and its potential for price declines.

US Government Securities. US government securities are issued or guaranteed by the US government or its agencies or instrumentalities. US government securities include bills, notes and bonds issued by the US Department of the Treasury ("Treasury"), which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by US government agencies and instrumentalities are supported by the full faith and credit of Treasury; others by the right of the issuer to borrow from Treasury; others by discretionary authority of the US government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the US government currently provides financial support to such US government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a Portfolio's share price is guaranteed.

The US government enjoys the highest credit rating from two of the top three credit rating agencies, Fitch Ratings and Moody's ("AAA" and "Aaa," respectively). On August 5, 2011, S&P Global Ratings lowered its long-term sovereign credit rating for the United States from "AAA" to "Aaa," where it has remained since. The value of shares of a Portfolio that invests in US government obligations may be adversely affected by any future downgrades of the US government's credit rating.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Corporate debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by a Portfolio, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Portfolio. Once the rating of a portfolio security has been changed or a rated security has ceased to be rated, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in such Portfolio's Prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a Portfolio's ability to sell these securities when, and at a price, the Investment Manager deems appropriate may be diminished. To the extent that a Portfolio invests in unrated securities, the Portfolio's success in achieving its investment objective may depend more heavily on the Investment Manager's credit analysis than if the Portfolio invested exclusively in rated securities.

Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P Global Ratings, and as low as those rated Caa/CCC by a Rating Agency at the time of purchase (commonly known as "high yield" or "junk bonds"), or, if unrated, deemed to be of comparable quality by the Investment Manager, though higher yielding, are characterized by higher risk. See Appendix A for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Such securities' higher yield compared to yields of securities rated investment grade is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and, to the extent a Portfolio invests in such securities, will be a substantial factor in the Portfolio's relative share price volatility. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a Portfolio's investments in lower-rated securities may be more dependent on the Investment Manager's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions, particularly economic downturns, than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. An economic downturn could adversely affect the ability of the issuers of lower-rated securities to repay principal and pay interest thereon and increase the incidence of default for such securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it is anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value ("NAV") and could result in the Portfolio selling such securities at lower prices than those used in calculating the Portfolio's net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

A Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolios do not have an arrangement with any persons concerning the acquisition of such securities.

The credit risk factors pertaining to lower-rated securities discussed above generally also may apply to lower-rated preferred, convertible, zero coupon, pay-in-kind and step up securities.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a Portfolio ("Distressed Securities") is speculative and involves significant risks. A Portfolio may make such investments when, among other circumstances, the Investment Manager believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Portfolio will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Portfolio makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Portfolio would receive any interest payments on the Distressed Securities, the Portfolio would be subject to significant uncertainty as to whether the exchange offer or plan of reorganization will be completed and the Portfolio may be required to bear certain extraordinary expenses to protect and/or recover its investment. A Portfolio also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Portfolio, there can be no assurance that the securities or other assets received by the Portfolio in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a Portfolio upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Portfolio participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Portfolio may be restricted from disposing of such securities for a period of time. To the extent that a Portfolio becomes involved in such proceedings, the Portfolio may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities typically provide a Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed-income securities.

The interest rate on an inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Certain of these securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Variable and floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice. In other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Participation Interests. Corporate obligations denominated in US or foreign currencies may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." A Portfolio investing in such securities may participate as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants."

A Portfolio may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by US government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. The Portfolio would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The Portfolio generally will have no right to enforce compliance by the Borrower nor any rights of set-off against the Borrower, and the Portfolio may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the Portfolio may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A Portfolio may have difficulty disposing of participation interests because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Portfolio's ability to dispose of particular participation interests when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests also may make it more difficult for the Portfolio to assign a value to these securities for purposes of valuing the Portfolio's investments and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities, which may be considered a form of derivative, are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as those described below and include pass-through securities, adjustable rate mortgages or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are complex instruments, subject to credit, prepayment risk and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the US government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations ("CMOs"), have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the US government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA or Department of Veterans' Affairs ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective underlying mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the US government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the US government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the US government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the US government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. In 2019, FHFA (as defined below) began mandating that FNMA and FHLMC cease issuing their own MBS and begin issuing "Uniform Mortgage-Backed Securities" or "UMBS." Each UMBS has a 55-day remittance cycle and can be used as collateral in either a FNMA or a FHLMC CMO or held for investment. Investors may be approached to convert existing mortgage-backed securities into UMBS, possibly with an inducement fee being offered to holders of FHLMC PCs.

FNMA and FHLMC Conservatorship and Treasury Support. FNMA and FHLMC (together, the "Enterprises") continue to operate under conservatorship of the Federal Housing Finance Agency ("FHFA"), as they have since 2008. Treasury provides the Enterprises with financial support through the Senior Preferred Stock Purchase Agreements ("SPSPAs"), which were executed on September 7, 2008, one day after the Enterprises entered conservatorships. The SPSPAs were designed to ensure that the Enterprises: (i) provide stability to the financial markets; (ii) prevent disruptions in the availability of mortgage finance; and (iii) protect the taxpayer.

In exchange for Treasury's financial support, the SPSPAs required the Enterprises to, among other things, make quarterly dividend payments to Treasury, provide Treasury with a liquidation preference, and, beginning in 2010, pay Treasury a periodic commitment fee that reflects the market value of the outstanding Treasury commitment, as well as stock warrants for the purchase of common stock representing 79.9% of the common stock of each Enterprise on a diluted basis.

On May 6, 2009, Treasury and the Enterprises amended the SPSPAs to increase Treasury's commitment of financial support from $100,000,000,000 to $200,000,000,000 to each Enterprise. On December 24, 2009, Treasury and the Enterprises again amended the SPSPAs to replace Treasury's $200,000,000,000 commitments with new formulaic commitments. On August 17, 2012, Treasury and the Enterprises amended the SPSPAs (the "2012 Amendments") to recalibrate calculation of the quarterly dividends the Enterprises pay to Treasury. Rather than use 10% (or in some cases 12%) of the liquidation preference to calculate the dividend amounts—a practice which was contributing to the Enterprises need to draw on Treasury's commitment of financial support—the 2012 Amendments based the dividend amounts on net worth. This helped ensure financial stability, fully captured financial benefits for taxpayers, and eliminated the need for the Enterprises circularly to borrow from Treasury only then to pay dividends back to Treasury. The 2012 Amendments also suspended the periodic commitment fee for so long as the dividend amounts were based on net worth. The 2012 Amendments also eliminated the requirement that the Enterprises obtain Treasury consent for asset dispositions with a fair market value (individually or in the aggregate) of less than $250 million, but required the Enterprises to submit annual risk management plans to Treasury.

On December 21, 2017, letter agreements between Treasury and each Enterprise permitted each Enterprise to retain a $3 billion capital reserve, quarterly. Under the 2017 letter agreements, each Enterprise paid a dividend to Treasury equal to the amount its net worth at the end of each quarter exceeded $3 billion.

On September 30, 2019, letter agreements between Treasury and each Enterprise permitted each Enterprise to retain earnings beyond the $3 billion capital reserves previously allowed under the letter agreements of 2017. Under the 2019 letter agreements, FNMA may accumulate $25 billion in capital reserves and FHLMC may accumulate $20 billion in capital reserves. These letter agreements effectively permitted the Enterprises to cease their dividend payments to Treasury until they reached the respective capital reserve limit.

On January 14, 2021, Treasury and FHFA announced amendments to the SPSPAs that allow the Enterprises to continue to retain earnings until they have reached the requirements set by FHFA's new capital rule issued in late 2020. Under that rule, the Enterprises would have been required to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time.

Treasury has agreed that the Enterprises can raise private capital and exit conservatorship once certain conditions are met. To facilitate Enterprise equity offerings, Treasury has committed to work to restructure its investment in each Enterprise.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

CMOs and Multi-Class Pass-Through Securities. CMOs are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, FNMA or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the FHA-related securities or (e) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, or sometimes more than one index. These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the opposite direction to an applicable index or market rate. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. The Corporate Income Portfolio and the Short Duration Fixed Income Portfolio each may invest, to a limited extent, in residual interests in real estate mortgage investment conduits ("REMICs"). See "Certain Material US Federal Income Tax Considerations."

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. Each Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the US government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing ("CMO Residuals").

The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See "Stripped Mortgage-Backed Securities" above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the "Securities Act"), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the US government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

Municipal Securities. US municipal securities, the interest on which is, in the opinion of the issuer's counsel at the time of issuance, exempt from regular federal income tax ("Municipal Securities"), are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal Securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Municipal Securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Securities bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the Municipal Securities' interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.

The Municipal Securities market is not subject to the same level of regulation as other sectors of the US capital markets due to broad exemptions under the federal securities laws for Municipal Securities. As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, conditions in the Municipal Securities market, size of a particular offering, maturity of the obligation and rating of the issue and certain other factors. While, in general, Municipal Securities are tax exempt securities having relatively low yields as compared to taxable, non-Municipal Securities of similar quality, certain Municipal Securities are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders of the Portfolios which are attributable to interest income received by the Portfolios from Municipal Securities generally will be subject to federal income tax.

Municipal Securities include certain private activity bonds (a type of revenue bond), the income from which is subject to the federal alternative minimum tax. Although RICs generally are not subject to the alternative minimum tax, the Code provides that shareholders of a RIC that receive an exempt-interest dividend attributable to income arising from a specified private activity bond will be subject to the alternative minimum tax on their proportionate share of interest attributable to the private activity bonds, in a manner to be prescribed in Treasury regulations; however, as of the date hereof, no regulations implementing this rule have been proposed by Treasury, and it is not known when such regulations are expected to be issued, nor what form such regulations will take.

Certain provisions in the Code, relating to the issuance of Municipal Securities may reduce the volume of Municipal Securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Securities available for purchase and thus reduce available yield.

Floating and Variable Rate Demand Obligations. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") may take the form of a lease, installment purchase or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Lease obligations have special risks not ordinarily associated with Municipal Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Portfolio may invest may contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be illiquid.

Zero Coupon, Pay-In-Kind and Step Up Securities. Zero coupon securities are securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Pay-in-kind bonds are bonds that generally pay interest through the issuance of additional bonds. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile, particularly during periods no interest is paid, and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a RIC and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Inflation-Indexed Securities. Inflation-indexed securities are indexed to inflation so that principal and interest payments rise and fall with the rate of inflation. Two structures are common. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond, which has the effect of changing the interest amount paid. Other issuers pay out inflation-indexed accruals as part of a semi-annual coupon.

The periodic adjustment of Treasury Inflation Protected Securities ("TIPS") is tied to the Consumer Price Index for All Urban Consumers (the "CPI-U"), which is calculated monthly by the Bureau of Labor Statistics of the US Department of Labor and measures the changes in the price of a basket of goods and services purchased by urban consumers. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any other inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Treasury has guaranteed that, in the event of a drop in prices, TIPS would repay the adjusted principal or the original principal, whichever is greater, so that investors will not receive less than the originally invested principal. However, the current market value of TIPS is not guaranteed and will fluctuate. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. In addition, because inflation-indexed securities are intended to provide protection from inflation, they generally have lower expected returns.

Non-US Securities

Non-US securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the US government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under US law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in US dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in US dollars), changes in foreign or US laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the US dollar) in which a portfolio security is quoted or denominated relative to the US dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the US dollar also will result in a change in the amount of income available for distribution. If a portion of a Portfolio's investment income may be received in foreign currencies, the Portfolio will be required to compute its income in US dollars for distribution to shareholders, and therefore the Portfolio will absorb the cost of currency fluctuations. After a Portfolio has distributed income, subsequent foreign currency losses may result in the Portfolio having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the US dollar before such income is distributed as dividends to shareholders, a Portfolio may have to sell portfolio securities to obtain sufficient cash to enable the Portfolio to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable US issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. However, the capital markets in the US and internationally have experienced periods of significant volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may reoccur at any time.

Many countries throughout the world are dependent on a healthy US economy and are adversely affected when the US economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the US subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of US investors. Individual foreign economies can differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. A number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

From time to time, certain of the companies in which a Portfolio may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the US government and the United Nations and/or countries identified by the US government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan, and both countries are embargoed countries. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the US government as state sponsors of terrorism. As an investor in such companies, a Portfolio will be indirectly subject to those risks. Iran is subject to several United Nations sanctions and is an embargoed country by Treasury's Office of Foreign Assets Control ("OFAC").

In addition, from time to time, certain of the companies in which a Portfolio may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Portfolio would be indirectly subject to those risks.

Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulation or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio's net asset value on days when investors have no access to the Portfolio. Because foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Investing in North America. A decrease in imports or exports, changes in trade regulations or an economic recession in any North American country can have a significant economic effect on the entire North American region. The US is Canada's and Mexico's largest trading and investment partner, and the Canadian and Mexican economies are significantly affected by developments in the US economy. Political developments, including policy and legislative changes, in one North American country may have a significant effect on North American markets generally, as well as on the value of Portfolio investments in or related to these markets. On July 1, 2020, the United States-Mexico-Canada Agreement, a trilateral free trade agreement among the US, Mexico and Canada (the "USMCA"), came into effect. The USMCA is based substantially on the previous trilateral agreement among the three countries that the USMCA was intended to supersede, the North American Free Trade Agreement, which had been in effect since 1994.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In June 2016, the United Kingdom (the "UK") held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit"). On March 29, 2017, the UK triggered the withdrawal procedures in Article 50 of the Treaty of Lisbon which provides for a two-year negotiation period between the EU and the withdrawing member state. Accordingly, it was initially anticipated that the UK would cease to be a member of the EU by the end of March 2019; however, this was subsequently extended to January 31, 2020. Following this date, the UK ceased to be a member of the EU and the EU-UK Withdrawal Agreement came into force, under which EU law still had effect in the UK during a transitional period. This transitional period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The full scope and nature of the consequences of the UK's exit are not known at this time and are unlikely to be known for a significant period of time. The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets. It is also unknown whether the UK's exit from the EU will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on European and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth. It is not possible to ascertain the precise impact these events may have on a Portfolio or its investments from an economic, financial, tax or regulatory perspective but any such impact could have material consequences for the Portfolios and their investments.

Whether or not a Portfolio invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Portfolio's investment.

Investing in Japan. Over the last few decades, Japan's economic growth rate had remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. The economy is characterized by an aging demographic, a declining population, a large government debt and a highly regulated labor market. Monetary and fiscal policies designed to stimulate economic growth in Japan have had limited success in the past prior to the current government. Overseas trade is important to Japan's economy, although exports as a percentage of Japan's gross domestic product is lower than other Asian countries and most developed countries. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan's economy. The Japanese economy also can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries, whether resulting from country, regional or global events, could have an adverse effect on Japan's economy. The specific risks of investing in Japan, certain of which are summarized in this section, could, individually or in the aggregate, adversely impact investments in Japan.

Labor Market. Japan's labor market, affected by the aging and shrinking population, appears to be undergoing fundamental structural changes. The changing population has increased the cost of Japan's pension and public welfare system. Japan's labor market, which traditionally preferred lifetime employment, also has sought to adjust to meet the need for increased labor mobility. Issues in Japan's labor market may, among other consequences, adversely affect Japan's economic competitiveness.

Currency Fluctuations. The Japanese yen has fluctuated widely at times, and any material increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japan's intervention in the currency markets could cause the value of the yen to fluctuate dramatically and unpredictably. A decline in value of the yen relative to the US dollar will affect the value of these investments held by a Portfolio.

Natural Disasters. Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on a Portfolio's holdings in Japanese securities. Japan also has one of the world's highest population densities, with a significant percentage of its total population concentrated in the metropolitan areas of Tokyo, Osaka and Nagoya. As a result, a natural disaster centered in or very near one of these cities could have a particularly devastating effect on Japan's financial markets. For example, Japan suffered economic distress from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 and caused major damage along the coast, including damage to nuclear power plants in the region.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; higher volatility; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a Portfolio to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a Portfolio, its Investment Manager and its affiliates and their respective clients and other service providers. A Portfolio may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a Portfolio to repatriate their income and capital. These limitations may have a negative impact on the Portfolio's performance and may adversely affect the liquidity of the Portfolio's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the US dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the US dollar. If a Portfolio does not hedge the US dollar value of securities it owns denominated in currencies that are devalued, the Portfolio's NAV will be adversely affected. In addition, some countries in which a Portfolio may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Frontier Markets. Certain companies are organized or have their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Other than for the purpose of a Portfolio's policy with respect to the investment of 80% of its assets, the Portfolios consider emerging market countries to include all countries represented by the Morgan Stanley Capital International ("MSCI®") Emerging Markets Index and other countries not considered developed countries by MSCI, and investments in emerging markets may include those companies included in the MSCI Emerging Markets Index and companies with their principal business activities located in, or that have 50% or more of their assets in or revenue or net income from, emerging market countries. The MSCI Emerging Markets Index currently includes the following countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

For the purpose of a Portfolio's policy with respect to the investment of 80% of its assets, with respect to derivative instruments, the Investment Manager generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

Investing in China. Investments in Chinese securities, including certain Hong Kong-listed securities, subject a Portfolio to risks specific to China. Specific risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards.

Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Reduced spending on Chinese products and services, which may result in substantial price reductions of goods and services and possible failure of individual companies and/or large segments of China's export industry; institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the US or other countries; or a downturn in any of the economies of China's key trading partners, may have an adverse impact on the Chinese economy. China has experienced security concerns, such as terrorism and strained international relations. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity, including purchasing restrictions, sanctions, tariffs or cyberattacks on the Chinese government or Chinese companies, may impact China's economy and Chinese issuers of securities.

Investments in certain Hong Kong-listed securities may also subject a Portfolio to exposure to Chinese companies. In 1997, the United Kingdom handed over control of Hong Kong to the People's Republic of China (the "PRC"). By treaty, China has committed to preserve a high degree of autonomy for Hong Kong in certain matters until 2047, although defense and foreign affairs are the responsibility of the central government in Beijing. However, as demonstrated by protests and unrest in Hong Kong in recent years over political, economic, and legal freedoms, and the Chinese government's response to them, political uncertainty continues to exist in Hong Kong, which may have an adverse impact on Hong Kong's economy.

Stock Connect. Certain Portfolios may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges ("China A-Shares") through Hong Kong Stock Connect Program ("Stock Connect"). Trading in China A-Shares through Stock Connect is subject to certain risks, which may change over time. A Portfolio's investment in China A-Shares may only be traded through Stock Connect and is not otherwise transferable. The list of eligible China A-Shares may change from time to time. When a China A-Shares issue is recalled from the scope of securities eligible for trading through Stock Connect, a Portfolio may only sell, but not buy, the securities, which may adversely affect the Portfolio's investment strategy.

While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Portfolio's ability to invest in China A-Shares. For example, these quota limitations require that buy orders for China A-Shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although a Portfolio would be permitted to sell China A-Shares regardless of the quota balance). These limitations may restrict a Portfolio from investing in China A-Shares on a timely basis, which could affect the Portfolio's ability to effectively pursue its investment strategy. Investment quotas are also subject to change.

Chinese regulations prohibit over-selling of China A-Shares. If a Portfolio intends to sell China A-Shares it holds, it must transfer those securities to the accounts of the Portfolio's participant broker before the market opens. As a result, the Portfolio may not be able to dispose of its holdings of China A-Shares in a timely manner.

Stock Connect also is generally available only on business days when both the exchange on which China A-Shares are offered and the Stock Exchange of Hong Kong are open and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in China A-Shares through Stock Connect may subject a Portfolio to a risk of price fluctuations on days where the Chinese stock markets are open, but Stock Connect is not operating.

Stock Connect regulations provide that investors, such as a Portfolio, enjoy the rights and benefits of equities purchased through Stock Connect. However, the nominee structure under Stock Connect requires that China A-Shares be held through the Hong Kong Securities Clearing Company (the "HKSCC") as nominee on behalf of investors. While a Portfolio's ownership of China A-Shares will be reflected on the books of the custodian's records, a Portfolio will only have beneficial rights in such A-Shares. The precise nature and rights of the Portfolio as the beneficial owner of the SSE equities through the HKSCC as nominee is not well defined under the law of the PRC. Although the China Securities Regulatory Commission has issued guidance indicating that participants in Stock Connect will be able to exercise rights of beneficial owners in the PRC, the exact nature and methods of enforcement of the rights and interests of a Portfolio under PRC law is uncertain. In particular, the courts may consider that the nominee or custodian as registered holder of China A-Shares has full ownership over the securities rather than the Portfolio as the underlying beneficial owner. The HKSCC, as nominee holder, does not guarantee the title to China A-Shares held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, title to these securities, or the rights associated with them, such as participation in corporate actions or shareholder meetings, cannot be assured.

While certain aspects of the Stock Connect trading process are subject to Hong Kong law, PRC rules applicable to share ownership will apply. In addition, transactions using Stock Connect are not subject to the Hong Kong investor compensation fund, which means that a Portfolio will be unable to make monetary claims on the investor compensation fund that it might otherwise be entitled to with respect to investments in Hong Kong securities. Other risks associated with investments in PRC securities apply fully to China A-Shares purchased through Stock Connect.

China A-Shares traded via Stock Connect are subject to various risks associated with the legal and technical framework of Stock Connect. In the event that the relevant systems fail to function properly, trading in China A-Shares through Stock Connect could be disrupted. In the event of high trade volume or unexpected market conditions, Stock Connect may be available only on a limited basis, if at all. Both the PRC and Hong Kong regulators are permitted, independently of each other, to suspend Stock Connect in response to certain market conditions. Additionally, the withholding tax treatment of dividends and capital gains payable to overseas investors may be subject to change, and any such changes may negatively affect investment returns.

Bond Connect. Chinese debt instruments trade on the China Interbank Bond Market ("CIBM") and may be purchased through a market access program that is designed to, among other things, enable foreign investment in the PRC ("Bond Connect"). There are significant risks inherent in investing in Chinese debt instruments, similar to the risks of other fixed-income securities markets in emerging markets. The prices of debt instruments traded on the CIBM may fluctuate significantly due to low trading volume and potential lack of liquidity. The rules to access debt instruments that trade on the CIBM through Bond Connect are relatively new and subject to change, which may adversely affect a Portfolio's ability to invest in these instruments and to enforce its rights as a beneficial owner of these instruments. Trading through Bond Connect is subject to a number of restrictions that may affect a Portfolio's investments and returns.

Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in China, which could pose risks to a Portfolio. CIBM does not support all trading strategies (such as short selling). Investments in Chinese debt instruments that trade on the CIBM are subject to the risks of suspension of trading without cause or notice, trade failure or trade rejection and default of securities depositories and counterparties. Furthermore, Chinese debt instruments purchased via Bond Connect will be held via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit ("CMU") maintained with a China-based depository (either the China Central Depository & Clearing Co. ("CDCC") or the Shanghai Clearing House ("SCH")). A Portfolio's ownership interest in these Chinese debt instruments will not be reflected directly in book entry with CSDCC or SCH and will instead only be reflected on the books of a Portfolio's Hong Kong sub-custodian. Therefore, a Portfolio's ability to enforce its rights as a bondholder may depend on CMU's ability or willingness as record-holder of the bonds to enforce the Portfolio's rights as a bondholder. Additionally, the omnibus manner in which Chinese debt instruments are held could expose a Portfolio to the credit risk of the relevant securities depositories and a Portfolio's Hong Kong sub-custodian. While a Portfolio holds a beneficial interest in the instruments it acquires through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership. Moreover, Chinese debt instruments acquired through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.

A Portfolio's investments in Chinese debt instruments acquired through Bond Connect are generally subject to a number of regulations and restrictions, including Chinese securities regulations and listing rules, loss recovery limitations and disclosure of interest reporting obligations. A Portfolio will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect can only operate when both China and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. The rules applicable to taxation of Chinese debt instruments acquired through Bond Connect remain subject to further clarification. Uncertainties in the Chinese tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Portfolio, which may negatively affect investment returns.

Investments in CCMC Securities. On November 12, 2020, the President of the United States issued an Executive Order (the "Order") to prohibit, beginning January 11, 2021, US persons (which includes the Portfolios) from transacting in certain securities and derivatives of publicly traded securities of any of 31 companies designated as a "Communist Chinese military company" (a "CCMC" and such securities collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, "CCMC Securities") by the US Department of Defense (the "DOD") or OFAC. In the weeks following the issuance of the Order, the DOD designated an additional 13 companies as CCMCs, bringing the current total to 44 companies designated to date. Also subsequent to issuance of the Order, OFAC extended the effective date of the trading ban from January 11, 2021 to January 28, 2021 for publicly-traded securities of companies with a name that "closely matches the name" of a designated CCMC but that have not been designated as CCMC Securities. In addition, US persons also are prohibited from transacting in newly-designated CCMC Securities 60 days after such designation. As clarified by an amendment to the Order dated January 13, 2021, and subsequent guidance from OFAC, US persons may divest their holdings in the 31 initially-designated CCMCs at any time through November 11, 2021 (and have 365 days from date of designation to divest their holdings in other CCMCs).

OFAC subsequently published, on several occasions, guidance regarding compliance with the Order, including several "Frequently Asked Questions" (FAQs)-style publications addressing the scope of, and interpretive matters regarding, compliance with the Order, as well as the Order's application to US funds that hold CCMC Securities (i.e., including mutual funds that hold CCMC Securities regardless of the size of the position relative to a fund's total assets). Certain interpretive issues related to compliance with the Order remain open, including to what extent a US person could be held liable for failing to identify an unlisted entity whose name "close matches the name" of an entity designated as a CCMC.

A Portfolio's holdings in CCMC Securities may adversely impact the Portfolio's performance. The extent of any impact will depend on future developments, including the Portfolio's ability to sell the CCMC Securities, valuation of the CCMC Securities, modifications to the Order, the issuance of additional or different interpretive guidance regarding compliance with the Order, and the duration of the Order, all of which are highly uncertain.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation and the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the US. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments.

These securities markets, as compared to US markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a Portfolio's ownership rights could be lost through fraud or negligence. While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a Portfolio to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Russia's economy is heavily dependent on exportation of natural resources, which may be vulnerable to economic sanctions by other countries during times of political tension or crisis. In response to political and military actions undertaken by Russia, the United States and certain other countries, as well as the EU, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a Portfolio's investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a Portfolio to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Portfolio. Any or all of these potential results could lead Russia's economy into a recession.

Investing in Central and South America. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the US dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Portfolio's portfolio securities are denominated may have a detrimental impact on the Portfolio. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the US dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for a Portfolio to engage in foreign currency transactions designed to protect the value of the Portfolio's interests in securities denominated in such currencies.

The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers.

International economic conditions, particularly those in the US, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region's exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.

Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant's national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a Portfolio's investments in Central and South America generally or in specific countries participating in such trade agreements.

Investing in the Middle East. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and other countries in the Middle East may result in market volatility in those countries, may have long-term effects on worldwide financial markets and may cause further economic uncertainties worldwide. The wars and occupation, terrorism and related geopolitical risks have led to increased market volatility and may have adverse long-term effects on economies and markets located in the region and on world economies and markets generally. These events also could have a material adverse effect on individual issuers or related groups of issuers located in or doing substantial business with countries in the Middle East and also could adversely affect securities markets, interest rates, liquidity, credit risk, inflation, deflation and other factors affecting a Portfolio's investments in the Middle East.

Depositary Receipts. Securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), European Depositary Receipts and European Depositary Shares (collectively, "EDRs"), Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the US securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Securities of foreign issuers that are represented by ADRs or that are listed on a US securities exchange or traded in the US over-the-counter markets are not subject to many of the considerations and risks discussed in the Prospectus and this SAI that apply to foreign securities traded and held abroad. A US dollar investment in ADRs or shares of foreign issuers traded on US exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by one or more non-US governments or any of their political subdivisions, agencies or instrumentalities. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Portfolio may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a Portfolio, to the extent it invests in such securities, may be more volatile than market prices of US government debt or the debt of corporate issuers. In the past, certain countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a Portfolio may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Portfolio's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Portfolio may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a Portfolio may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to "Brady Bonds" (securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Portfolio's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in US dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are US dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are US dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are US dollar-denominated deposits in a foreign branch of a US bank or in a foreign bank; and Yankee certificates of deposit are US dollar-denominated certificates of deposit issued by a US branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by US issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Investments in Specific Market Sectors

Infrastructure. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of an economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Changes in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies. Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.

Infrastructure companies also may be affected by or subject to:

• regulation by various government authorities, including rate regulation;

• service interruption due to environmental, operational or other mishaps;

• the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards;

• difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

• inexperience with and potential losses resulting from a developing deregulatory environment; and

• technological innovations that may render existing plants, equipment or products obsolete.

Other factors that may affect the operations of infrastructure companies include significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company's operations or an accident.

Some infrastructure companies' assets are not movable, which creates the risk that an event may occur in the region of the company's asset that may impair the performance of that asset and the performance of the issuer. Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of infrastructure companies' securities. Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Infrastructure companies' revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget. In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates. The market value of infrastructure companies also may decline in value in times of higher inflation rates.

Other factors that may affect the operations of infrastructure companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company's operations or an accident.

Utilities. Utility companies are subject to a variety of risk factors that may adversely affect their business or operations, including: high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; and inexperience with and potential losses resulting from a developing deregulatory environment.

Real Estate, Including REITs. Risks of investing in real estate include: declines in the value of real estate; adverse general, regional or local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates. Real estate-related companies also may be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate investments also may drop because of the failure of borrowers to pay their loans and poor management. Real estate-related companies may be affected by a high level of continuing capital expenditures, competition or increases in operating costs, which may not be offset by increases in revenues. The value and successful operation of certain types of commercial properties may be affected by a number of factors, such as the location of the property, the knowledge and experience of the management team, the level of mortgage rates, presence of competing properties and adverse economic conditions in the locale. Many real estate-related companies use leverage, which increases investment risk and could adversely affect a company's operations and market value in periods of rising interest rates as well as risks normally associated with debt financing, including financial covenants associated with the financing that may affect the ability the company ability to operate effectively. Real estate-related companies may be adversely affected by a lack of available financing or tightening of credit.

Certain companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles, but uninsured losses would affect profits, cash flows and performance.

REITs. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can hold REMIC regular interests and can hold or make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans or REMIC interests. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of a Portfolio.

A Portfolio's investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

REITs are subject to a highly technical and complex set of provisions in the Code. A Portfolio might invest in a real estate company that purports to be a REIT and then the company unexpectedly could fail to qualify as a REIT. In the event of any such failure to qualify as a REIT which is not cured in accordance with applicable savings provisions in the Code, the company would be subject to corporate-level taxation, significantly reducing the return to a Portfolio on the Portfolio's investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above enumerated risks may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. If a REIT's borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Natural Resources. Natural resources business are affected by several significant factors, including: demand and price fluctuations for the natural resource products; the time and expenses of exploration, acquisition and development; the necessity of a high level of continuing capital expenditures, competition and increases in operating costs which may not be offset by increases in revenues; national, regional, state and local laws governing licenses and permits; political and community opposition; energy costs and other required commodities; and environmental and hazardous waste issues, including costs of regulatory compliance and remediation. Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities.

Information Technology. Information technology companies generally operate in intensely competitive markets on a worldwide basis. This level of competition can put pressure on the prices of their products and services which could adversely affect their profitability. Also, because technological development in many areas increases at a rapid rate, these companies often produce products with very short life cycles and face the risk of product obsolescence. Other risks include worldwide competition, changes in consumer preferences, problems with product compatibility, the effects of economic slowdowns, and changes in government regulation. The securities of companies in the technology sector may experience more price volatility than securities of companies in other sectors.

Financials. Financial institutions may be particularly sensitive to certain economic factors such as interest rate changes, adverse developments in the real estate market, fiscal and monetary policy and general economic cycles. Adverse developments in banking and other financial industries may cause a Portfolio to underperform relative to other funds that invest more broadly across different industries or have a smaller exposure to financial institutions. Changes in governmental regulation and oversight of financial institutions may have an adverse effect on the financial condition or the earnings or operations of a financial institution and on the types and amounts of businesses in which a financial institution may engage. A Portfolio may be delayed or prevented from exercising certain remedies against a financial institution. The amount of a Portfolio's assets that may be invested in any financial institution, or financial institutions generally, may be limited by applicable law.

Consumer Discretionary. The value of companies in the consumer discretionary sector, which manufacture products and provide discretionary services directly to consumers, is tied closely to the performance of the overall US and international economies, interest rates, currency exchange rates and consumer confidence. Success depends heavily on disposable household income and consumer spending. As a result, the consumer discretionary sector encompasses those companies that tend to be the most sensitive to economic cycles. Also, companies in the consumer discretionary sector may be subject to severe competition, which may have an adverse impact on profitability. Changes in demographics, social trends and consumer preferences also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Investment Companies, Including Exchange-Traded Funds

Under the 1940 Act, a Portfolio's investment in securities issued by other investment companies, subject to certain exceptions, currently is limited to (1) 3% of the total voting stock of any one investment company, (2) 5% of the Portfolio's total assets with respect to any one investment company and (3) 10% of the Portfolio's total assets in the aggregate (such limits do not apply to investments in money market funds). Exemptions in the 1940 Act or the rules thereunder or exemptive orders granted by the Securities and Exchange Commission (the "SEC"), may allow a Portfolio to invest in another investment company in excess of these limits. With respect to a Portfolio's investments in exchange-traded funds ("ETFs"), the Fund may enter into an agreement with certain ETFs pursuant to SEC exemptive orders obtained by the ETFs, and on which the Portfolio may rely, that permit the Portfolio to invest in excess of the limits in the 1940 Act and the rules thereunder. These agreements and orders also may require the Investment Manager to vote the Portfolio's ETF shares in proportion to votes cast by other ETF stockholders and may subject the Portfolio to other requirements in connection with investments in these ETFs.

New Rule 12d1-4 under the 1940 Act will allow the Portfolio to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act without obtaining an exemptive order from the SEC, subject to certain limitations and conditions. The aforementioned exemptive orders will be rescinded effective January 19, 2022, and by such date the Portfolio will have to comply with the requirements of Rule 12d1-4 in order to rely on its exemptions from the requirements of Section 12. While Rule 12d1-4 will permit more types of fund of funds arrangements without an exemptive order, it imposes certain conditions on the Portfolios and the Investment Manager, including limits on control and voting of acquired funds' shares, evaluations and findings by the Investment Manager and limits on most three-tier fund structures.

In addition to the management and operational fees the Portfolios bear directly in connection with their own operation, a Portfolio will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies. The Portfolios do not intend to invest in investment companies affiliated with the Fund or the Investment Manager.

For purposes of considering a Portfolio's status as a "diversified company" under Section 5(b)(1) of the 1940 Act, investments in other investment companies are excluded from the diversification test, in accordance with the language in Section 5(b)(1). As a result, the Opportunistic Strategies Portfolio (which invests primarily in Underlying Funds (as defined in the Prospectus)) may hold fewer securities than other diversified mutual funds not focusing on investments in other investment companies, although the Portfolio will gain additional diversification through the Underlying Funds' portfolios of investments. However, the Opportunistic Strategies Portfolio does not intend to limit its investments to Underlying Funds that are "diversified companies" or to otherwise monitor the diversification of the Underlying Funds' investments.

The Small-Mid Cap Portfolio may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, and may purchase securities of any one closed-end fund in an amount up to 5% of the Portfolio's total assets and may purchase securities of closed-end funds in the aggregate in an amount of up to 10% of the Portfolio's total assets.

Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, generally those that are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETF shares are listed on an exchange and trade in the secondary market on a per-share basis. At times, the market price may be at a premium or discount to the ETF's per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Portfolio. Moreover, a Portfolio's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

Exchange-traded notes ("ETNs") are debt obligations, generally unsecured and unsubordinated, with a return linked to the performance of a reference investment (typically an index). ETNs are not registered investment companies and are not regulated under the 1940 Act. Unlike ETFs, ETNs are not investments in a dedicated pool of the issuer's assets and instead operate more like unsecured debt of the issuer. This type of debt security differs, from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. Accordingly, investments in ETNs are subject not only to the risks of the reference investment but also to the risks of a debt investment in the issuer. The value of an ETN may be influenced by, and is subject to the risks of, time to maturity; level of supply and demand for the ETN; changes in interest rates; and creditworthiness of and default by the issuer. As a result, the Portfolio may lose all or a portion of the value of an investment in an ETN due solely to the creditworthiness of or default by the issuer. In addition, there may be substantial differences between the value of the reference investment and the price at which the ETN may be traded, and the return on an ETN that is tied to a specific index may not replicate precisely the return of the index. ETNs also incur certain expenses not incurred by the reference investment, and the cost of owning an ETN may exceed the cost of investing directly in the reference investment. The secondary trading market price of an ETN (if such a secondary trading market exists) may be more volatile than the value of the reference investment it is designed to track. The Portfolio may not be able to liquidate ETN holdings at the time and price desired, which may impact Portfolio performance.

Master Limited Partnerships

Although master limited partnership ("MLP") investments may take many forms, a portfolio investing in MLPs would be expected to invest primarily in MLPs that are classified as partnerships for US federal income tax purposes and whose interests or "units" are traded on securities exchanges like shares of corporate stock. MLPs generally have two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner's incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company's success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership's remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies ("LLCs") may be treated as MLPs for federal income tax purposes. Similar to MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or its business sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Portfolio could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer's assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

A Portfolio's investments in MLPs is anticipated to consist primarily of "qualified publicly traded partnerships" that do not generate non-qualifying income for the purposes of satisfying the Portfolio's "gross income test," as further discussed in "Certain Material US Federal Income Tax Considerations" below.

LIBOR Rate Risk

Many debt securities, derivatives and other financial instruments, including some of the Portfolios' investments, utilize the London Interbank Offered Rate ("LIBOR") as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In July 2017, the Financial Conduct Authority (the "FCA"), the United Kingdom financial regulatory body, announced plans to phase out the use of LIBOR by the end of 2021. Various financial industry groups began planning the transition to the use of different benchmarks. In the United States, the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") and the Federal Reserve Bank of New York (the "New York Federal Reserve") convened the Alternative Reference Rates Committee (the "ARCC"), comprised of a group of private-market participants, to help ensure a successful transition from US dollar LIBOR to a replacement reference rate. The ARCC recommended a new Secured Overnight Funding Rate (the "SOFR"), which is intended to be a broad measure of secured overnight Treasury repo rates, as an appropriate replacement for LIBOR. The New York Federal Reserve began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions.

On November 30, 2020, the Ice Benchmark Administration and the FCA announced that most tenors of US dollar LIBOR would continue to be published through June 30, 2023. This new deadline constitutes a considerable extension beyond the previously-announced date of December 2021.

However, the ARCC, including its ex officio members from the Federal Reserve Board and New York Federal Reserve, has subsequently emphasized that the extension to June 2023 does not alter the regulatory perspective on new loan issuances: that market participants should already be using language that provides for an automatic switch from LIBOR to a replacement in new loan agreements (or should start immediately) and that June 30, 2021 should be the target for the cessation of new loans based on LIBOR.

Neither the effect of the transition process, in the United States or elsewhere, nor its ultimate success, can yet be known. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. While some instruments tied to LIBOR in which a Portfolio may invest include a replacement rate in the event LIBOR is discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The potential cessation of LIBOR could affect the value and liquidity of investments tied to LIBOR, especially those that do not include fallback provisions, and may result in costs incurred in connection with closing out positions and entering new trades. Due to the uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, the potential effect of a transition away from LIBOR on the Portfolios or the financial instruments in which the Portfolios invests cannot yet be determined. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 2023.

Illiquid Securities

Each Portfolio may invest up to 15% (10% in the case of the Small-Mid Cap and International Small Cap Portfolios) of the value of its net assets in illiquid securities, provided such investments are consistent with the Portfolio's investment objective. These securities, which are securities that a Portfolio reasonably expects to be unable to sell or dispose of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded derivatives and securities used to cover such derivatives. Illiquid securities may be difficult to value accurately, and a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

Money Market Instruments; Temporary Defensive Positions

When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including shares of money market mutual funds (except the Small-Mid Cap Portfolio), US government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations ("Money Market Instruments"). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position, and certain Portfolios may invest in Money Market Instruments as part of their investment strategies as described in the Prospectus.

Repurchase Agreements. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the security itself. The Portfolios will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.

Bank Obligations. Bank obligations in which the Portfolios may invest consist of certificates of deposit, banker's acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Foreign Banking Obligations. Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of US branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Portfolio's policy with respect to illiquid investments unless, in the judgment of the Fund, such note is considered to be liquid.

Borrowing Money

Each Portfolio may borrow to the extent permitted under the 1940 Act (except as provided below), which permits an investment company to borrow in an amount up to 33⅓% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. Such borrowings are generally limited to borrowing from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities. While such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. If borrowings exceed 33⅓% of the value of a Portfolio's total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three days (not including Sundays and holidays).

In addition, each Portfolio other than the Small-Mid Cap Portfolio may borrow for investment purposes to the extent permitted under the 1940 Act. Money borrowed will be subject to interest costs. See "Borrowing Money for Leverage" below.

Borrowing Money for Leverage (All Portfolios, except the Small-Mid Cap Portfolio). Buying securities using borrowed money exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment. Money borrowed for leveraging is limited to 33⅓% of the value of the Portfolio's total assets. Interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. As a result of these transactions, the Portfolio is exposed to greater potential fluctuation in the value of its assets and its net asset value per share. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowing by a Portfolio. Except for these transactions, a Portfolio's borrowings generally will be unsecured.

Lending Portfolio Securities

Portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio's investment is to be voted upon. Loans of portfolio securities may not exceed 33⅓% of the value of the Portfolio's total assets. The Portfolio will receive collateral consisting of cash, US government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.

The Portfolios did not engage in any securities lending activity during the most recent fiscal year.

Derivatives (All Portfolios, except the Small-Mid Cap Portfolio)

Derivatives, such as options, futures contracts, options on futures contracts and swap agreements, may be entered into for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less expensive, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Portfolio, except the Real Assets Portfolio, is operated by the Investment Manager in reliance on an exclusion, granted to operators of registered investment companies such as the Portfolios, from registration as a "commodity pool operator" ("CPO"), with respect to the Portfolio, under the Commodity Exchange Act (the "CEA") and, therefore, is not subject to registration or regulation as a CPO under the CEA. The Portfolios, except the Real Assets Portfolio, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if the Investment Manager continues to claim the exclusion from the definition of CPO with respect to such Portfolios. In order for the Investment Manager to be eligible to continue to claim this exclusion, if a Portfolio uses commodity interests other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission (the "CFTC")), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the Portfolio's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Portfolio's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a Portfolio's direct use of commodity interests complies with the trading limitations described above, the Portfolio may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the Portfolio's investment in other investment vehicles, including investment companies that are not managed by the Investment Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Investment Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Portfolios, to continue to rely on the exclusion from the definition of CPO. The Investment Manager, on behalf of the relevant Portfolios, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Investment Manager must meet certain conditions and the Portfolios must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

The Investment Manager does not claim an exclusion from the definition of CPO with respect to the Real Assets Portfolio or the Subsidiary (as defined below) and, as a result, those entities are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests. In accordance with CFTC guidance, the Investment Manager has registered as a CPO, with respect to the Real Assets Portfolio and the Subsidiary, with the National Futures Association (the "NFA") and operates those entities in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. The CFTC has adopted rules (the "Harmonization Rules") with respect to the compliance obligations of advisers that operate registered investment companies subject to CEA regulation, such as the Real Assets Portfolio. Under the Harmonization Rules, the Investment Manager will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the Real Assets Portfolio by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the Real Assets Portfolio Prospectus.

If a Portfolio, except the Real Assets Portfolio, were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the Investment Manager would withdraw its exclusion from the definition of CPO with respect to the Portfolio and the Investment Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that Portfolio, in addition to all applicable SEC regulations.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Successful use of derivatives by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the Portfolio's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Portfolio must either set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) or maintain offsetting positions while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however (such as a "non-deliverable" forward currency contract), a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio's daily marked-to-market net obligation (i.e., the Portfolio's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Portfolio may employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. To maintain this required cover, the Portfolio may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Portfolio's ability to otherwise invest those assets.

The SEC recently adopted Rule 18f-4 under the 1940 Act, which will regulate the use of derivatives for certain funds registered under the 1940 Act. Unless a Portfolio qualifies as a "limited derivatives user" as defined in Rule 18f-4, the rule would, among other things, require the Portfolio to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Portfolio qualifies as a limited derivatives user, Rule 18f-4 would require the Portfolio to have policies and procedures to manage its aggregate derivatives risk. These requirements could have an impact on the Portfolio, including a potential increase in cost to enter into derivatives transactions and may require a Portfolio to alter, perhaps materially, its use of derivatives. Compliance with Rule 18f-4 to invest in derivatives and certain related instruments will not be required until approximately the middle of 2022. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation framework for covering derivatives and certain financial instruments arising from SEC and staff guidance. As the Portfolios transition into reliance on Rule 18f-4, the Portfolios' approach to asset segregation and coverage requirements described in this SAI with respect to derivatives and reverse repurchase agreements may be impacted.

Futures Contracts—In General. Futures contracts may be entered into in US domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio's net assets. Although a Portfolio would intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Specific Futures Contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

A commodity futures contract is an agreement between two parties in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, weather, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors, when applicable, can be expected to impact related commodity futures contracts.

Options—In General. A call option gives the purchaser of the option the right to buy, and obligates the buyer (writer) to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices may be bought and sold on national securities exchanges or in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

As the writer (seller) of a call option, a Portfolio would receive cash (the premium) from the purchaser of the option, and the purchaser has the right to receive from the Portfolio the cash value of the underlying index or any appreciation in the underlying security over the exercise price on the expiration date or otherwise upon exercise. In effect, the Portfolio forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Portfolio with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Portfolio's portfolio securities with the performance of the relevant index. Covered call option writing will generally limit the Portfolio's ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Portfolio retains the risk of loss (less premiums received) if the value of these stock investments declines. The Portfolio's written call options on individual stocks will be "covered" because the Portfolio will hold the underlying stock in its portfolio throughout the term of the option. The Portfolio also will "cover" its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions.

A Portfolio may write call options that are "at-the-money" (the exercise price of the option is equal to the value of the underlying index or stock when the option is written), "close-to-the-money" (with an exercise price close to the current cash value of the underlying index or the market value of the underlying security when the option is written), "out-of-the-money" (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or "in-the-money" (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors.

The purchase or sale of call and put options on foreign currencies convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in US dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular security or basket of securities (an equity or total return swap), at a particular interest rate, in a particular foreign currency, or in a particular index. Forms of interest rate swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a Portfolio could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the Portfolio or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Portfolio may be entitled to the net amount of gains the Portfolio is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the Portfolio.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net" basis. Consequently, the Portfolio's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one or more indices or that have embedded forwards or options or securities where a Portfolio's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indices, interest rates, cash flows or market (the "embedded index"). When a Portfolio purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a Portfolio's ability to dispose of such securities when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's portfolio and calculating its NAV.

Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus.

Foreign Currency Transactions (All Portfolios, except the Small-Mid Cap Portfolio)

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the US dollar.

Currency hedging may substantially change a Portfolio's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Investment Manager anticipates. There is no assurance that a Portfolio's currency hedging activities will be advantageous to the Portfolio or that the Investment Manager will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of US or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Foreign currency transactions may be entered into for a variety of purposes, including: to fix in US dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the US dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains. Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for US dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the US dollar.

Commodities and Commodity-Related Instruments, Including Commodity ETPs

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A Portfolio may invest in commodity-related securities and other instruments that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. For example, a Portfolio may invest in exchange-traded commodity pools or exchange-traded metals trusts ("Commodity ETPs"). However, the ability of a Portfolio to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the Portfolio to maintain its status as a RIC under the Code.

The value of commodity-related instruments and Commodity ETPs involve the same risks associated with a direct investment in commodities and may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Certain commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Commodity ETPs. Investments in Commodity ETPs involve the same types of risks of investing in an ETF except that the investments made by a Commodity ETP typically are commodities futures or physical commodities included in the index the Commodity ETP is designed to replicate or invest in and Commodity ETPs are not registered investment companies and are not regulated under the 1940 Act. Interests in Commodity ETPs may trade at prices that vary from their NAVs, sometimes significantly. In addition, the performance of a Commodity ETP may diverge from the performance of the relevant index. The Portfolio's investments in Commodity ETPs are subject to the risks of the investments made by the Commodity ETPs, as well as to the general risks of investing in Commodity ETPs. The Portfolio will bear not only the Portfolio's management fees and operating expenses, but also the Portfolio's proportional share of the fees and operating expenses of the Commodity ETPs in which the Portfolio invests.

Short-Selling (All Portfolios, except the Small-Mid Cap and International Small Cap Portfolios)

A short sale involves the sale of a security that a Portfolio does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the Portfolio must borrow the security. The Portfolio is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the Portfolio. Until the security is replaced, the Portfolio is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the Portfolio also may have to pay a fee to the lender, which would increase the cost to the Portfolio of the security it sold short. The Portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a Portfolio may be required to pay in connection with the short sale. A Portfolio may not always be able to borrow a security the Portfolio seeks to sell short at a particular time or at an acceptable price.

A Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a Portfolio makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a Portfolio closes its short position or replaces the borrowed security, the Portfolio will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (b) otherwise cover its short position through offsetting positions. Short-selling is considered "leverage" and may involve substantial risk.

Forward Commitments

Purchasing or selling debt securities on a forward commitment, when-issued or delayed delivery basis means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. The Portfolio will segregate permissible liquid assets at least equal to the full notional value of its forward commitment contracts or, with respect to forward commitments that include a contractual cash settlement requirement, will segregate such assets at least equal at all times to the amount of the Portfolio's purchase commitment. A Portfolio may engage in forward commitments to increase the Portfolio's financial exposure to the types of securities in which it invests, which would increase the Portfolio's exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will a Portfolio have more than 33⅓% of its total assets committed to purchase securities on a forward commitment basis.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

Subsidiary (Real Assets Portfolio only)

The Portfolio has established and may invest in Lazard Real Assets Portfolio, Ltd., a company organized under the laws of the Cayman Islands, whose registered office is located at Cricket Square, Hutchins Drive, PO Box 2681, Grand Cayman, KY1-1111, Cayman Islands, which is wholly-owned and controlled by Real Assets Portfolio (the "Subsidiary"), to gain indirect exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to RICs. The Subsidiary invests principally in commodity futures, options and swap contracts, as well as certain fixed-income investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary must comply with the 1940 Act asset coverage requirements with respect to its investments in commodity-related securities that apply to the Portfolio's transactions in these instruments. By investing in such a subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary's commodity-related securities and other instruments. The Portfolio may invest up to 25% of its assets in the Subsidiary. The Subsidiary is managed by the Investment Manager and has the same investment objective as the Portfolio.

The custodian of the Subsidiary's assets is State Street Bank and Trust Company ("State Street"). The custodian has no part in determining the investment policies of the Subsidiary or which securities are to be purchased or sold by the Subsidiary. Pursuant to a custody agreement with the Subsidiary, the custodian holds the Subsidiary's investments and keeps all necessary accounts and records. For its custody services, the custodian receives a monthly fee based on the market value of the Subsidiary's assets held in custody and receives certain securities transaction charges.

Smaller Company Securities

The prices of securities of smaller capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

INVESTMENT RESTRICTIONS

The Portfolios (except as noted) has adopted the investment restrictions below as fundamental policies, which cannot be changed without approval by the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

1. All Portfolios except Dynamic, Global Listed Infrastructure, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not issue senior securities, purchase securities on margin, borrow money, pledge or mortgage its assets or invest in commodities or commodities contracts, except to the extent permitted under the 1940 Act.

2. Dynamic, Global Listed Infrastructure, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus and (B) each of Global Listed Infrastructure, International Small Cap and Dynamic Portfolios also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing.

3. Global Listed Infrastructure Portfolio. The Portfolio may not invest in commodities or commodities contracts, except to the extent permitted under the 1940 Act.

4. Dynamic, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not purchase or sell commodities or commodity contracts (except that the Dynamic and International Small Cap Portfolios may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and the Dynamic Portfolio may purchase or sell foreign currency forward exchange contracts).

5. Dynamic, Global Listed Infrastructure, International Small Cap, International Strategic and Small-Mid Cap Portfolios. The Portfolios may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

6. International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not make short sales of securities.

7. International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not invest in illiquid securities as defined in "Investments, Investment Techniques and Risks—Illiquid Securities" if immediately after such investment more than 10% of the value of the Portfolios' net assets, taken at market value, would be invested in such securities.

8. Small-Mid Cap Portfolio. The Portfolio may not purchase securities of other investment companies, except (A) in connection with a merger, consolidation, acquisition or reorganization; and (B) in an amount up to

5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets.

9. All Portfolios. The Portfolios may not make loans, except loans of portfolio securities not having a value in excess of 33⅓% of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies.

10. All Portfolios. The Portfolios may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets (except that the Global Listed Infrastructure Portfolio will invest over 25% of its assets in industries represented by infrastructure companies), provided that there is no limitation with respect to investments in obligations of the US Government, its agencies or instrumentalities.

11. Emerging Market Equity, International Equity, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not purchase or sell real estate or real estate limited partnerships, except that each Portfolio may purchase and sell securities of companies which deal in real estate or interests therein.

12. All Portfolios except Emerging Market Equity, International Equity, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not purchase or sell real estate or real estate limited partnerships, except that each Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and also may purchase and sell securities that are secured by real estate.

13. Emerging Market Equity, International Equity, International Small Cap and Small-Mid Cap Portfolios. The Portfolios may not invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs.

14. All Portfolios. The Portfolios may not underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting.

15. Small-Mid Cap and International Equity Portfolios. The Portfolios may not make investments for the purpose of exercising control or management.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. For purposes of Investment Restriction Nos. 1, 3 and 4, references to "commodities" and "commodity contracts" are to physical commodities or commodity contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities. For purposes of Investment Restriction No. 10, Municipal Securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies and authorities are not subject to industry concentration restrictions.

MANAGEMENT

Board's Oversight Role; Board Composition and Structure

The role of the Fund's Board of Directors (the "Board" or "Directors") in the management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, or its committees or delegates, interacts with and receives reports from senior personnel of service providers, including senior investment personnel of the Investment Manager, the Fund's and the Investment Manager's Chief Compliance Officer and portfolio management personnel with responsibility for management of the Portfolios. The Board's Audit Committee (which consists of all of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act (the "Independent Directors"))

meets during its scheduled meetings with, and between meetings has access to, the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer and Treasurer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, portfolio management and internal audit. The Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Portfolios. In addition, the Investment Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolios. However, it is not possible to eliminate all of the risks applicable to the Portfolios. The Board's oversight role does not make the Board a guarantor of the Portfolios' investments or activities.

The 1940 Act requires that at least 40% of the Fund's Directors be Independent Directors and as such are not affiliated with the Investment Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund's Directors are Independent Directors. The Board does not have a Chairman, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) services that the Investment Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Manager and its affiliates; and (iii) the Board's oversight role in management of the Fund.

Directors and Officers

Set forth in the chart below are the names and certain biographical and other information for each Director. Following the chart is additional information about the Directors' experience, qualifications, attributes or skills.

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Non-Interested Directors:

Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Richard Reiss, Jr. (1944)	Director (May 1991)

Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp., a special purpose acquisition company, Director (2019 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – 2018)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(3):

Ashish Bhutani (1960)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (1973)	Director (October 2017) Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1) The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2) Each Director also serves as a Director of Lazard Retirement Series, Inc., an open-end registered management investment company, and Lazard Global Total Return and Income Fund, Inc., a closed-end registered management investment company (collectively with the Fund, the "Lazard Fund Complex," currently comprised of 35 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.

(3) Messrs. Bhutani and Paul are "interested persons" (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board's Nominating Committee contains certain other factors considered by the Committee in identifying potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Manager; Fund and independent legal counsel to the Independent Directors has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

• Ashish Bhutani is the Chief Executive Officer of the Investment Manager, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman of Lazard Ltd and is a member of its Board of Directors. Prior to joining the Investment Manager in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

• Franci J. Blassberg is a Retired Partner and Of Counsel to the law firm of Debevoise & Plimpton LLP, focusing her legal practice on mergers and acquisitions, private equity and corporate governance. Ms. Blassberg currently teaches at Cornell Law School and taught at the Buchmann Faculty of Law, Tel Aviv University in 2019. Prior to 2013, Ms. Blassberg was a Partner and previously was Co-Chair of the Private Equity Group at Debevoise. Ms. Blassberg also serves on the boards of several prominent non-profit organizations. She received a BA with distinction from Cornell University and a JD from Cornell Law School.

• Kenneth S. Davidson is President of Davidson Capital Management Corporation. Previously, he was associated with Aquiline Holdings LLC (from 2006 to 2012), a New York-based global investment firm, where he was a founding member, and was a Senior Advisor at Landseer Advisors LLC from 2012 to 2014. From 1977 through 1995, Mr. Davidson was the founder and Managing Partner of Davidson Weil Associates, and was previously a Vice President and Senior Portfolio Manager at Oppenheimer Capital Corporation. He also serves on (or has served on) the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

• Nancy A. Eckl has over 30 years of experience in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance, operations and board membership. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

• Trevor W. Morrison is currently the Dean and Eric M. and Laurie B. Roth Professor of Law at New York University School of Law. He was previously the Liviu Librescu Professor of Law at Columbia Law School. Mr. Morrison spent 2009 in the White House, where he served as associate counsel to President Obama. He was appointed by President Obama to the Public Interest Declassification Board, where he served from 2016 to 2020 (as chair from 2016 to 2018). He was appointed by President Biden to the Presidential Commission on the Supreme Court of the United States in 2021. Mr. Morrison has been a trustee of the Brennan Center for Justice at New York University School of Law since 2013 and of the Abraham Joshua Heschel School since 2014. He is a fellow of the American Academy of Arts and Sciences and a member of the American Law Institute and the Council on Foreign Relations. Mr. Morrison received a BA (hons.) in history from the University of British Columbia in 1994 and a JD from Columbia Law School in 1998.

• Nathan A. Paul is currently the Chief Business Officer and a Managing Director of the Investment Manager. Mr. Paul joined the Investment Manager in 2000 and served as General Counsel from 2002 to April 2017, after which he became Chief Business Officer. Previously, he was an associate at the law firm of Schulte Roth & Zabel LLP. Mr. Paul also serves on the boards of several non-profit organizations. Mr. Paul received a BA from Yeshiva University and a JD from Benjamin N. Cardozo School of Law.

• Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds and a Senior Vice President and Director of Research at Shearson Hayden Stone. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

• Robert M. Solmson is the Co-Managing Partner and Managing Director of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

Set forth below are the names and certain biographical and other information for the Fund's officers (in addition to Mr. Paul).

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Christopher Snively (1984)	Chief Financial Officer (March 2016) and Treasurer (September 2019)	Director (since February 2021; previously Senior Vice President) of the Investment Manager

Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017; previously Director), General Counsel (since April 2017) and Chief Compliance Officer (since September 2014) of the Investment Manager

Nargis Hilal (1984)	Chief Compliance Officer (July 2020)

Director (since February 2021; previously Senior Vice President (since August 2017)) and Deputy Chief Compliance Officer and Counsel of the Investment Manager (since August 2017)

Chief Compliance Officer of the Distributor (since February 2019)

Deputy Chief Compliance Officer (January 2015 – March 2016) and Chief Compliance Officer (March 2016 – August 2017) at KLS Diversified Asset Management LP

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Director, Head of Legal, North America (since January 2019, previously Senior Vice President, Legal and Compliance) of the Investment Manager

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years
Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Vice President, Legal and Compliance, of the Investment Manager (since March 2018) Associate at Schulte Roth & Zabel LLP (October 2014 – March 2018)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

Christina Kennedy (1990)	Assistant Treasurer (May 2020)

Vice President of the Investment Manager (since July 2019)

Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)

Assurance Senior Associate at PricewaterhouseCoopers (August 2013 – July 2016)

(1) The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2) Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

Board Committees, Share Ownership and Compensation

The Fund has standing audit and nominating committees, each comprised of its Independent Directors.

The function of the audit committee is to (1) oversee the accounting and financial reporting processes of the Fund and the audits of the Fund's financial statements and (2) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits, and (iii) the qualifications, independence and performance of the Fund's independent registered public accounting firm.

While the nominating committee is solely responsible for the selection and nomination of the Fund's Directors, the nominating committee may consider nominations for the office of Director made by the Fund's current Directors, officers, shareholders or other source the nominating committee deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Fund, 30 Rockefeller Plaza, New York, New York 10112-3600. Nominations may be submitted only by a shareholder or group of shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund's outstanding shares or (b) $500,000 of the Fund's shares for at least one year prior to the date such shareholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

The audit committee met four times during the fiscal year ended December 31, 2020.

The table below indicates the dollar range of each Independent Director's ownership of Portfolio shares and aggregate holdings of all of the funds in the Lazard Fund Complex, in each case as of December 31, 2020.

Portfolio	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Richard Reiss, Jr.	Robert M. Solmson
Equity Concentrated Portfolio	None	None	$10,001-$50,000	None	None	None
Equity Focus Portfolio	None	None	$10,001-$50,000	None	None	None
Small-Mid Cap Portfolio	None	None	None	None	None	None
Sustainable Equity Portfolio	None	None	None	None	None	None
International Equity Portfolio	None	None	$10,001-$50,000	None	None	None
International Equity Advantage Portfolio	None	None	None	None	None	None
International Quality Growth Portfolio	$10,001-$50,000	$10,001-$50,000	None	$10,001-$50,000	$50,001-$100,000	$10,001-$50,000
International Equity Value Portfolio	None	None	None	None	None	None
International Equity Select Portfolio	None	None	None	None	None	None
International Strategic Portfolio	None	None	None	None	None	None
International Small Cap Portfolio	None	None	None	None	None	None
Global Equity Select Portfolio	None	None	None	None	None	None
Managed Volatility Portfolio	None	None	None	None	None	None
Global Strategic Portfolio	None	None	None	None	None	None
Franchise Portfolio	None	None	None	None	None	None
Emerging Markets Core Portfolio	None	None	None	None	None	None
Emerging Markets Portfolio	None	None	$10,001-$50,000	None	None	None
Emerging Markets Advantage Portfolio	None	None	None	None	None	None
Developing Markets Portfolio	None	None	None	None	None	None
Emerging Markets Strategic Portfolio	None	None	None	None	None	None
Emerging Markets Debt Portfolio	None	None	None	None	None	None
Corporate Income Portfolio	None	None	None	None	None	None
Short Duration Fixed Income Portfolio	None	None	None	None	None	None
Global Fixed Income Portfolio	None	None	None	None	None	None
Global Listed Infrastructure Portfolio	None	None	None	None	None	None
Real Assets Portfolio	None	None	None	None	None	None

Portfolio	Franci J. Blassberg	Kenneth S. Davidson	Nancy A. Eckl	Trevor W. Morrison	Richard Reiss, Jr.	Robert M. Solmson
Enhanced Opportunities Portfolio	None	None	None	None	None	None
Opportunistic Strategies Portfolio	None	None	None	None	None	None
Dynamic Portfolio	None	None	None	None	None	None
Aggregate Holdings of all of the funds in the Lazard Fund Complex	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	$10,001 - $50,000	$50,001 - $100,000	$10,001 - $50,000

The table below indicates the dollar range of each Interested Director's ownership of Portfolio shares, other investment products (e.g., employees' securities companies, non-US mutual funds or UCITS) that pursue substantially identical investment strategies as the Portfolios ("Other Accounts") and aggregate holdings of all of the funds in the Lazard Fund Complex, in each case as of December 31, 2020.

	Ashish Bhutani			Nathan A. Paul
Portfolio	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy
Equity Concentrated Portfolio	Over $100,000	None	Over $100,000	None	Over $100,000	Over $100,000
Equity Focus Portfolio	None	None	None	None	None	None
Small-Mid Cap Portfolio	None	None	None	None	None	None
Sustainable Equity Portfolio	None	None	None	None	None	None
International Equity Portfolio	Over $100,000	None	Over $100,000	None	None	None
International Equity Advantage Portfolio	None	None	None	None	None	None
International Quality Growth Portfolio	None	None	None	None	None	None
International Equity Value Portfolio	None	None	None	None	None	None
International Equity Select Portfolio	None	None	None	None	None	None
International Strategic Portfolio	Over $100,000	None	Over $100,000	None	Over $100,000	Over $100,000
International Small Cap Portfolio	None	None	None	None	None	None
Global Equity Select Portfolio	None	None	None	None	Over $100,000	Over $100,000
Managed Volatility Portfolio	None	None	None	None	None	None
Global Strategic Portfolio	None	None	None	None	None	None
Franchise Portfolio	None	None	None	None	None	None

	Ashish Bhutani			Nathan A. Paul
Portfolio	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy
Emerging Markets Core Portfolio	Over $100,000	None	Over $100,000	None	None	None
Emerging Markets Portfolio	None	None	None	None	Over $100,000	Over $100,000
Emerging Markets Advantage Portfolio	None	None	None	None	None	None
Developing Markets Portfolio	None	None	None	None	None	None
Emerging Markets Strategic Portfolio	None	None	None	None	None	None
Emerging Markets Debt Portfolio	None	None	None	Over $100,000	None	Over $100,000
Corporate Income Portfolio	None	None	None	Over $100,000	None	Over $100,000
Short Duration Fixed Income Portfolio	None	None	None	None	Over $100,000	Over $100,000
Global Fixed Income Portfolio	None	None	None	Over $100,000	None	Over $100,000
Global Listed Infrastructure Portfolio	Over $100,000	None	Over $100,000	None	Over $100,000	Over $100,000
Real Assets Portfolio	None	None	None	None	None	None
Enhanced Opportunities Portfolio	None	None	None	None	None	None
Opportunistic Strategies Portfolio	None	None	None	None	None	None
Dynamic Portfolio	None	None	None	None	None	None
Aggregate Holdings of all of the funds in the Lazard Fund Complex	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*  A portion of Portfolio shares shown as owned by the Director may consist of shares the Director has purchased under the deferred compensation arrangement described below under "—Portfolio Managers—Compensation for Portfolio Managers."

As of the date of this SAI, the Fund's officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

As of December 31, 2020, none of the Independent Directors or his or her immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.

Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $237,000, (2) an additional annual fee of $33,700 to the lead Independent Director, Richard Reiss, Jr. and (3) an additional annual fee of $23,500 to the Audit Committee Chair, Nancy A. Eckl. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. Compensation is, generally, divided among the Lazard Fund Complex based on relative net assets. The Directors do not receive benefits from the

Fund pursuant to any pension, retirement or similar arrangement. The aggregate amount of compensation paid to each Director for the year ended December 31, 2020 by the Fund and by the funds in the Lazard Fund Complex (comprised of 35 active investment portfolios as of December 31, 2020), was as follows:

Director	Aggregate Compensation from the Fund	Total Compensation from the Lazard Fund Complex
Ashish Bhutani*	None	None
Franci J. Blassberg	$222,785	$237,000
Kenneth S. Davidson	$222,785	$237,000
Nancy A. Eckl**	$244,876	$260,000
Trevor W. Morrison	$222,785	$237,000
Nathan A. Paul*	None	None
Richard Reiss, Jr.***	$254,464	$270,000
Robert M. Solmson	$222,785	$237,000

* Interested Director.
** Audit Committee Chair.
*** Lead Independent Director.

The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager.

Portfolio Managers

Team Management. Portfolio managers at the Investment Manager manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. The Investment Manager manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. The Investment Manager manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of the Portfolios and Similar Accounts; Other Conflicts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio's component strategies (collectively, "Similar Accounts"), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Investment Manager's management of a Portfolio and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the corresponding Portfolios. In addition, the Portfolios, as series of a registered investment company, are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for a Portfolio and the corresponding Similar Accounts, and the performance of securities purchased for the Portfolio may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager's overall allocation of securities in that offering, or to increase the Investment Manager's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager's time dedicated to each account, the Investment Manager periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

4. Generally, the Investment Manager and/or some or all of a Portfolio's portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

5. Certain portfolio managers manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios.

6. A Portfolio's portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Portfolio, which could have the potential to adversely impact the Portfolio, depending on market conditions. In addition, if a Portfolio's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Portfolio's and such Similar Accounts' investments in the issuer. If the Investment Manager sells securities short, including on behalf of the Enhanced Opportunities Portfolio, it may be seen as harmful to the performance of any Portfolios investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions for each Portfolio are made independently from those of the other Portfolios and Similar Accounts. If, however, such other Portfolios or Similar Accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

8. Under the Investment Manager's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), the Investment Manager will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Investment Manager may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. The Investment Manager's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

In some cases, the Investment Manager may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) or may choose different securities for one or more Portfolios that employ similar investment strategies (for example, a concentrated versus a diversified Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Investment Manager's decision to purchase or maintain an investment in one

Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).

The Investment Manager and its affiliates and others involved in the management, investment activities, business operations or distribution of the Portfolios or their shares, as applicable, are engaged in businesses and have interests other than that of managing the Portfolios. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Portfolios or the Portfolios' service providers, which may cause conflicts that could disadvantage the Portfolios.

Accounts Managed by the Portfolio Managers. The charts below include information regarding the members of the portfolio management teams responsible for managing the Portfolios. Specifically, they show the number of portfolios and assets managed by management teams of which each Portfolio's portfolio manager is a member and accounts managed by each portfolio manager that are subject to performance-based advisory fees. Information is presented as of December 31, 2020 unless otherwise indicated. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($)	Other Pooled Investment Vehicles ($)	Other Accounts ($)***
Michael A. Bennett	15 (16.4 billion)	12 (5.2 billion)	180 (27.8 billion)
Frank Bianco	9 (372.3 million)	45 (1.5 billion)	12 (202.0 million)
Christopher H. Blake	3 (2.2 billion)	5 (883.0 million)	102 (5.1 billion)
Jimmie Bork	1 (4.2 million)	5 (295.6 million)	5 (501.2 million)
Thomas Boyle	2 (498.2 million)	6 (955.7 million)	8 (1.2 billion)
Daniel Breslin	2 (156.0 million)	2 (37.8 million)	9 (380.9 million)
Rohit Chopra	8 (5.8 billion)	10 (3.4 billion)	35 (8.5 billion)
Jeffrey Clarke	1 (302.6 million)	N/A	N/A
Bertrand Cliquet	6 (8.1 billion)	14 (6.0 billion)	15 (3.0 billion)
Jared Daniels	3 (200.8 million)	9 (522.8 million)	13 (1.9 billion)
Janice Davies*	N/A	N/A	N/A
Michael DeBernardis	2 (156.0 million)	8 (2.3 billion)	12 (907.9 million)
James M. Donald	13 (10.8 billion)	11 (4.2 billion)	96 (13.3 billion)
Giles Edwards	11 (10.0 billion)	7 (1.8 billion)	143 (18.1 billion)
Robert Failla	17 (16.5 billion)	24 (8.3 billion)	193 (29.8 billion)
Martin Flood	16 (26.3 billion)	16 (4.1 billion)	229 (13.2 billion)
Louis Florentin-Lee	10 (23.9 billion)	10 (2.6 billion)	112 (6.3 billion)
Michael G. Fry	11 (10.0 billion)	7 (1.8 billion)	143 (18.1 billion)
Peter Gillespie	3 (380.0 million)	3 (94.8 million)	13 (4.2 billion)
George Grimbilas	4 (139.4 million)	2 (350.2 million)	130 (4.3 billion)
Alex Ingham	2 (51.1 million)	8 (3.1 billion)	6 (609.2 million)
Taras Ivanenko	11 (2.4 billion)	28 (3.4 billion)	59 (15.3 billion)
Jai Jacob	1 (78.4 million)	8 (58.8 million)	144 (532.9 million)
Robin O. Jones	6 (6.5 billion)	9 (3.6 billion)	43 (10.2 billion)
Arif T. Joshi	2 (22.4 million)	25 (4.7 billion)	33 (8.9 billion)
Jessica Kittay	16 (26.3 billion)	23 (5.1 billion)	237 (13.1 billion)
Yvette Klevan	3 (200.8 million)	9 (522.8 million)	13 (1.9 billion)
Andrew D. Lacey	14 (24.1 billion)	8 (3.1 billion)	102 (6.0 billion)
Alex Lai	11 (2.4 billion)	28 (3.4 billion)	59 (15.3 billion)
Matthew Landy	6 (8.1 billion)	14 (6.0 billion)	15 (3.0 billion)
Mark Little	6 (6.5 billion)	9 (3.6 billion)	43 (10.2 billion)
Ciprian Marin	11 (2.4 billion)	28 (3.4 billion)	59 (15.3 billion)
Stephen Marra	1 (78.4 million)	8 (58.8 million)	144 (532.9 million)
Kevin J. Matthews	11 (10.0 billion)	7 (1.8 billion)	143 (18.1 billion)
Thomas McManus	1 (78.4 million)	8 (58.8 million)	142 (289.7 million)
Thomas Miller*	4 (137.9 million)	2 (347.9 million)	130 (4.4 billion)
Paul Moghtader	11 (2.4 billion)	28 (3.4 billion)	59 (15.3 billion)
John Mulquiney	6 (8.1 billion)	14 (6.0 billion)	15 (3.0 billion)

Portfolio Manager	Registered Investment Companies ($)	Other Pooled Investment Vehicles ($)	Other Accounts ($)***
Kevin O'Hare	3 (380.0 million)	3 (94.8 million)	15 (4.4 billion)
Michael Powers	14 (10.2 billion)	7 (1.8 billion)	143 (18.1 billion)
Ganesh Ramachandran	11 (6.0 billion)	11 (3.4 billion)	35 (8.5 billion)
Eulogio (Joe) Ramos	5 (442.0 million)	3 (366.9 million)	132 (4.5 billion)
John R. Reinsberg	14 (11.7 billion)	14 (4.6 billion)	74 (17.7 billion)
Sean Reynolds	9 (372.3 million)	45 (1.5 billion)	12 (202.0 million)
Warryn Robertson	6 (8.1 billion)	17 (6.1 billion)	23 (5.7 billion)
Mark Rooney	2 (331.3 million)	2 (65.7 million)	N/A
Edward Rosenfeld	1 (41.9 million)	11 (3.0 billion)	9 (1.9 billion)
Stephen Russell	2 (498.2 million)	6 (955.7 million)	8 (1.2 billion)
Craig Scholl	11 (2.4 billion)	28 (3.4 billion)	59 (15.3 billion)
H. Ross Seiden	7 (23.7 billion)	4 (1.5 billion)	78 (2.5 billion)
John R. Senesac Jr.	4 (139.4 million)	2 (350.2 million)	132 (4.5 billion)
Oren Shiran**	N/A	2 (26.2 million)	2 (5.7 million)
Monika Shrestha	8 (5.8 billion)	10 (3.4 billion)	35 (8.5 billion)
Denise S. Simon	2 (22.4 million)	25 (4.7 billion)	33 (8.9 billion)
Stefan T. Tang**	N/A	2 (26.2 million)	2 (5.7 million)
Ronald Temple	11 (23.9 billion)	10 (3.2 billion)	106 (6.0 billion)
Kim Tilley	5 (131.9 million)	13 (108.9 million)	147 (534.4 million)
Erik Van Der Sande	2 (331.3 million)	2 (65.7 million)	N/A
Kyle Waldhauer*	4 (205.5 million)	7 (1.7 billion)	27 (3.5 billion)
Susanne Willumsen	11 (2.4 billion)	28 (3.4 billion)	59 (15.3 billion)
Barnaby Wilson	5 (219.0 million)	9 (2.4 billion)	38 (3.9 billion)

Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees ($)
Michael A. Bennett	Other Accounts	3 (300.4 million)
	Registered Investment Companies	1 (4.6 billion)
Frank Bianco	Other Pooled Investment Vehicles	25 (1.3 billion)
	Other Accounts	8 (152.7 thousand)
Christopher H. Blake	Other Accounts	1 (146.1 million)
Jimmie Bork	Other Accounts	1 (392.5 million)
Thomas Boyle	None	N/A
Daniel Breslin	Other Accounts	1 (146.4 million)
Rohit Chopra	Other Accounts	2 (840.8 million)
Jeffrey Clarke	None	N/A
Bertrand Cliquet	Other Accounts	1 (218.4 million)
Jared Daniels	Other Accounts	1 (77.2 million)
Janice Davies*	None	N/A
Michael DeBernardis	Other Accounts	1 (146.4 million)
James M. Donald	Other Accounts	4 (1.0 billion)
	Registered Investment Companies	1 (4.6 billion)
Giles Edwards	Other Accounts	3 (300.4 million)
	Registered Investment Companies	1 (4.6 billion)
Robert Failla	Other Pooled Investment Vehicles	1 (149.4 million)
	Other Accounts	5 (881.8 million)
	Registered Investment Companies	1 (4.6 billion)
Martin Flood	Other Pooled Investment Vehicles	2 (941.7 million)
	Other Accounts	2 (292.5 million)
	Registered Investment Companies	2 (18.2 billion)
Louis Florentin-Lee	Registered Investment Companies	2 (18.2 billion)
Michael G. Fry	Other Accounts	3 (300.4 million)
	Registered Investment Companies	1 (4.6 billion)

Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees ($)
Peter Gillespie	Other Accounts	1 (2.9 billion)
George Grimbilas	None	N/A
Alex Ingham	None	N/A
Taras Ivanenko	Other Accounts	6 (11.1 billion)
Jai Jacob	Other Accounts	1 (27.8 thousand)
Robin O. Jones	Other Accounts	1 (392.5 million)
Arif T. Joshi	Other Pooled Investment Vehicles	6 (1.4 billion)
	Other Accounts	7 (4.4 billion)
Jessica Kittay	Other Pooled Investment Vehicles	2 (941.7 million)
	Other Accounts	2 (292.5 million)
	Registered Investment Companies	2 (18.2 billion)
Yvette Klevan	Other Accounts	1 (77.2 million)
Andrew D. Lacey	Other Pooled Investment Vehicles	2 (941.7 million)
	Registered Investment Companies	2 (18.2 billion)
Alex Lai	Other Accounts	6 (11.billion)
Matthew Landy	Other Accounts	1 (218.4 million)
Mark Little	Other Accounts	1 (392.5 million)
Ciprian Marin	Other Accounts	6 (11.1 billion)
Stephen Marra	Other Accounts	1 (27.8 thousand)
Kevin J. Matthews	Other Accounts	3 (300.4 million)
	Registered Investment Companies	1 (4.6 billion)
Thomas McManus	Other Accounts	1 (27.8 thousand)
Thomas Miller*	None	N/A
Paul Moghtader	Other Accounts	6 (11.1 billion)
John Mulquiney	Other Accounts	1 (218.4 million)
Kevin O'Hare	Other Accounts	1 (2.9 billion)
Michael Powers	Other Accounts	3 (300.4 million)
	Registered Investment Companies	1 (4.6 billion)
Ganesh Ramachandran	Other Accounts	2 (840.8 million)
Eulogio (Joe) Ramos	None	N/A
John R. Reinsberg	Other Accounts	2 (527.9 million)
Sean Reynolds	Other Pooled Investment Vehicles	25 (1.3 billion)
	Other Accounts	8 (152.7 million)
Warryn Robertson	Other Accounts	2 (1.6 billion)
Mark Rooney	Other Pooled Investment Vehicles	1 (19.5 million)
Edward Rosenfeld	Other Pooled Investment Vehicles	1 (149.4 million)
	Other Accounts	2 (581.4 million)
Stephen Russell	None	N/A
Craig Scholl	Other Accounts	6 (11.1 billion)
H. Ross Seiden	Other Pooled Investment Vehicles	2 (941.7 million)
	Registered Investment Companies	2 (18.2 billion)
John R. Senesac Jr.	None	N/A
Oren Shiran**	None	N/A
Monika Shrestha	Other Accounts	2 (840.8 million)
Denise S. Simon	Other Pooled Investment Vehicles	6 (1.4 billion)
	Other Accounts	7 (4.4 billion)
Stefan T. Tang**	None	N/A
Ronald Temple	Other Pooled Investment Vehicles	2 (941.7 million)
	Registered Investment Companies	2 (18.2 billion)
Kim Tilley	Other Accounts	1 (27.8 thousand)
Erik Van Der Sande	Other Pooled Investment Vehicles	1 (19.5 million)
Kyle Waldhauer*	None	N/A
Susanne Willumsen	Other Accounts	6 (11.1 billion)
Barnaby Wilson	None	N/A

* Because Ms. Davies, Mr. Miller and Mr. Waldhauer joined the portfolio management team in April 2021, their information is presented as of January 31, 2021.

** As of September 30, 2021.

*** Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers. The Investment Manager's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio's strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.

The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager's bonus also can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a portfolio manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios or Other Accounts, in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Portfolio Manager Ownership of Portfolio and Other Accounts Shares. As of December 31, 2020, the portfolio managers owned beneficially interests in the Portfolios and Other Accounts as noted below.

Portfolio/Portfolio Manager	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy

Equity Concentrated Portfolio
Christopher H. Blake	$100,001-$500,000	Over $1,000,000	Over $1,000,000
Martin Flood	$100,001-$500,000	$100,001-$500,000	$500,001-$1,000,000

Equity Focus Portfolio
H. Ross Seiden	$100,001-$500,000	None	$100,001-$500,000
Andrew D. Lacey	Over $1,000,000	None	Over $1,000,000
Martin Flood	$50,001-$100,000	None	$50,001-$100,000
Ronald Temple	$500,001-$1,000,000	None	$500,001-$1,000,000

Portfolio/Portfolio Manager	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy
Sustainable Equity Portfolio
H. Ross Seiden	None	None	None
Andrew D. Lacey	$100,001-$500,000	None	$100,001-$500,000
Martin Flood	None	None	None
Ronald Temple	None	None	None
Jessica Kittay	None	None	None

Systematic Portfolio
Oren Shiran**	None	$10,001-$50,000	$10,001-$50,000
Stefan T. Tang**	None	$50,001-$100,000	$50,001-$100,000

Small-Mid Cap Portfolio
Daniel Breslin	$500,001-$1,000,000	None	$500,001-$1,000,000
Janice Davies***	None	None	None
Michael DeBernardis	$100,001-$500,000	None	$100,001-$500,000
Martin Flood	$10,001-$50,000	None	$10,001-$50,000

International Equity Portfolio
Michael G. Fry	$100,001-$500,000	None	$100,001-$500,000
Michael A. Bennett	$100,001-$500,000	None	$100,001-$500,000
Kevin J. Matthews	None	None	None
Michael Powers	$50,001-$100,000	None	$50,001-$100,000
John R. Reinsberg	$500,001-$1,000,000	None	$500,001-$1,000,000
Giles Edwards	None	None	None

International Equity Advantage Portfolio
Paul Moghtader	None	None	None
Taras Ivanenko	$10,001-$50,000	None	$10,001-$50,000
Alex Lai	$10,001-$50,000	None	$10,001-$50,000
Ciprian Marin	None	None	None
Craig Scholl	$100,001-$500,000	None	$100,001-$500,000
Susanne Willumsen	None	None	None

International Quality Growth Portfolio
Louis Florentin-Lee	None	None	None
Barnaby Wilson	None	None	None
Mark Little	None	None	None
Robin O. Jones	None	None	None
Robert Failla	None	None	None

International Equity Value Portfolio
Mark Rooney	$50,001-$100,000	None	$50,001-$100,000
Erik Van Der Sande	$10,001-$50,000	None	$10,001-$50,000

International Equity Select Portfolio
Michael A. Bennett	$100,001-$500,000	None	$100,001-$500,000
James M. Donald	None	None	None
Michael G. Fry	$100,001-$500,000	None	$100,001-$500,000
Kevin J. Matthews	None	None	None

Portfolio/Portfolio Manager	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy
Michael Powers	$1-$10,000	None	$1-$10,000
John R. Reinsberg	None	None	None
Giles Edwards	None	None	None

International Strategic Portfolio
Michael A. Bennett	$100,001-$500,000	None	$100,001-$500,000
Robin O. Jones	None	None	None
Mark Little	$50,001-$100,000	None	$50,001-$100,000
John R. Reinsberg	$500,001-$1,000,000	$100,001-$500,000	Over $1,000,000

International Small Cap Portfolio
Alex Ingham	$10,001-$50,000	None	$10,001-$50,000
John R. Reinsberg	$500,001-$1,000,000	None	$500,001-$1,000,000
Edward Rosenfeld	$1-$10,000	None	$1-$10,000

Global Equity Select Portfolio
Louis Florentin-Lee	None	Over $1,000,000	Over $1,000,000
Barnaby Wilson	None	Over $1,000,000	Over $1,000,000
Andrew D. Lacey	$500,001-$1,000,000	None	$500,001-$1,000,000
Martin Flood	$50,001-$100,000	$50,001-$100,000	$100,001-$500,000
Jessica Kittay	$10,001-$50,000	$50,001-$100,000	$50,001-$100,000
Kyle Waldhauer****	None	None	None
Ronald Temple	Over $1,000,000	None	Over $1,000,000

Managed Volatility Portfolio
Alex Lai	$50,001-$100,000	None	$50,001-$100,000
Paul Moghtader	$50,001-$100,000	None	$50,001-$100,000
Taras Ivanenko	$50,001-$100,000	None	$50,001-$100,000
Ciprian Marin	None	$100,001-$500,000	$100,001-$500,000
Craig Scholl	$100,001-$500,000	None	$100,001-$500,000
Susanne Willumsen	None	$100,001-$500,000	$100,001-$500,000

Global Strategic Portfolio
Robin O. Jones	None	Over $1,000,000	Over $1,000,000
Mark Little	None	$500,001-$1,000,000	$500,001-$1,000,000
John R. Reinsberg	$100,001-$500,000	None	$100,001-$500,000
Jimmie Bork	None	None	None

Franchise Portfolio
Bertrand Cliquet	None	Over $1,000,000	Over $1,000,000
Matthew Landy	Over $1,000,000	None	Over $1,000,000
John Mulquiney	None	Over $1,000,000	Over $1,000,000
Warryn Robertson	None	Over $1,000,000	Over $1,000,000

Emerging Markets Core Portfolio
Thomas Boyle	$100,001-$500,000	None	$100,001-$500,000
Stephen Russell	$500,001-$1,000,000	None	$500,001-$1,000,000

Emerging Markets Portfolio
James M. Donald	Over $1,000,000	None	Over $1,000,000
Rohit Chopra	$100,001-$500,000	$100,001-$500,000	$500,001-$1,000,000
Ganesh Ramachandran	$100,001-$500,000	None	$100,001-$500,000
John R. Reinsberg	$100,001-$500,000	$100,001-$500,000	$100,001-$500,000
Monika Shrestha	$100,001-$500,000	$500,001-$1,000,000	$500,001-$1,000,000

Portfolio/Portfolio Manager	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy

Emerging Markets Advantage Portfolio
Alex Lai	$50,001-$100,000	None	$50,001-$100,000
Paul Moghtader	None	None	None
Taras Ivanenko	$10,001-$50,000	None	$10,001-$50,000
Ciprian Marin	None	None	None
Craig Scholl	$100,001-$500,000	None	$100,001-$500,000
Susanne Willumsen	None	None	None

Developing Markets Portfolio
James M. Donald	None	None	None
Peter Gillespie	Over $1,000,000	None	Over $1,000,000
Kevin O'Hare	$500,001-$1,000,000	None	$500,001-$1,000,000
John R. Reinsberg	$500,001-$1,000,000	None	$500,001-$1,000,000

Emerging Markets Strategic Portfolio
Rohit Chopra	None	None	None
Ganesh Ramachandran	$50,001-$100,000	None	$50,001-$100,000
John R. Reinsberg	None	None	None

Emerging Markets Debt Portfolio
Arif T. Joshi	$100,001-$500,000	None	$100,001-$500,000
Denise S. Simon	None	None	None

Corporate Income Portfolio
Jeffrey Clarke	$1-$10,000	None	$1-$10,000
Eulogio Ramos	$100,001-$500,000	None	$100,001-$500,000

Short Duration Fixed Income Portfolio
Eulogio Ramos	$100,001-$500,000	None	$100,001-$500,000
John R. Senesac, Jr.	$10,001-$50,000	$100,001-$500,000	$100,001-$500,000
George Grimbilas	None	None	None
Thomas Miller****	$10,001-$50,000	None	$10,001-$50,000

Global Fixed Income Portfolio
Jared Daniels	$100,001-$500,000	None	$100,001-$500,000
Yvette Klevan	$500,001-$1,000,000	None	$500,001-$1,000,000

Global Listed Infrastructure Portfolio
Bertrand Cliquet	None	$1-$10,000	$1-$10,000
Matthew Landy	$100,001-$500,000	None	$100,001-$500,000
John Mulquiney	None	None	None
Warryn Robertson	None	$100,001-$500,000	$100,001-$500,000

Real Assets Portfolio
Jai Jacob	$50,001-$100,000	None	$50,001-$100,000
Stephen Marra	$1-$10,000	None	$1-$10,000
Kim Tilley	None	None	None

Enhanced Opportunities Portfolio

Portfolio/Portfolio Manager	Market Value of Portfolio Shares*	Market Value of Other Accounts Shares*	Aggregate Market Value in Strategy
Sean Reynolds	Over $1,000,000	None	Over $1,000,000
Frank Bianco	$100,001-$500,000	None	$100,001-$500,000

Opportunistic Strategies Portfolio
Jai Jacob	$100,001-$500,000	None	$100,001-$500,000
Stephen Marra	$10,001-$50,000	None	$10,001-$50,000
Thomas McManus	None	None	None
Kim Tilley	$10,001-$50,000	None	$10,001-$50,000

Dynamic Portfolio
Jai Jacob	$500,001-$1,000,000	None	$500,001-$1,000,000
Stephen Marra	$50,001-$100,000	None	$50,001-$100,000
Kim Tilley	$50,001-$100,000	None	$50,001-$100,000

* A portion of the market value of Portfolio or Other Accounts shares shown as owned by a portfolio manager may include the value of amounts awarded under the deferred compensation arrangement described above under "—Compensation for Portfolio Managers" and allocated to the relevant Portfolios or Other Accounts.

** As of September 30, 2021.

*** Because Ms. Davies joined the portfolio management team in April 2021, her information is presented as of February 28, 2021.

**** Because Mr. Waldhauer and Mr. Miller joined the portfolio management team in April 2021, their information is presented as of January 31, 2021.

Investment Manager and Management Agreement

The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into a management agreement (the "Management Agreement") with the Fund on behalf of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Investment Manager, a wholly-owned subsidiary of Lazard Ltd (collectively with the Investment Manager and its other affiliates, "Lazard"), is registered as an investment adviser with the SEC. The Investment Manager provides day-to-day management of the Portfolios' investments and assists in the overall management of the Fund's affairs. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund, the Investment Manager and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Portfolio.

Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under the Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

As compensation for its services, the Fund has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth in the Prospectus.

As described in the Prospectus, the Investment Manager has agreed to waive its management fees and, if necessary, reimburse each Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed a percentage of the value of the Portfolio's average daily net assets (shown in the Prospectus), exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of "Acquired Funds" (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses. In addition, until April 30, 2022, to the extent the "Total Annual Fund Operating Expenses" (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio's Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio's assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

For the fiscal years ended December 31, 2018, 2019 and 2020, the management fees payable by each Portfolio, the amounts waived (and reimbursed), by the Investment Manager and the net fees paid to the Investment Manager were as follows:

Portfolio	Fee Payable For Fiscal Year Ended December 31, 2018	Fee Payable For Fiscal Year Ended December 31, 2019	Fee Payable For Fiscal Year Ended December 31, 2020
Equity Concentrated Portfolio	$10,728,742	$8,944,805	$11,593,825
Equity Focus Portfolio	$562,996	$463,104	$230,830
Small-Mid Cap Portfolio	$1,401,317	$941,152	$806,299
Sustainable Equity Portfolio	—	—	$59,822
International Equity Portfolio	$24,456,354	$20,516,587	$20,170,669
International Equity Advantage Portfolio	$16,421	$15,297	$14,782
International Quality Growth Portfolio	—	$26,029	$42,575
International Equity Value Portfolio	$32,058	$172,799	$21,897
International Equity Select Portfolio	$582,470	$643,439	$557,382
International Strategic Portfolio	$50,780,330	$46,352,331	$39,977,480
International Small Cap Portfolio	$563,046	$429,653	$330,827
Global Equity Select Portfolio	$540,293	$561,854	$449,689
Managed Volatility Portfolio	$114,695	$155,606	$182,045
Global Strategic Portfolio	$23,255	$22,651	$25,734
Franchise Portfolio	$64,826	$227,964	$451,276
Emerging Markets Core Portfolio	$2,640,091	$2,189,410	$1,797,609
Emerging Markets Portfolio	$114,914,746	$85,027,550	$51,292,796
Emerging Markets Advantage Portfolio	$36,531	$76,139	$156,399
Developing Markets Portfolio	$2,747,387	$2,377,675	$1,827,386
Emerging Markets Strategic Portfolio	$3,624,355	$1,928,710	$775,430
Emerging Markets Debt Portfolio	$1,868,732	$1,136,232	$297,656
Corporate Income Portfolio	$1,906,163	$1,648,988	$1,593,022
Short Duration Fixed Income Portfolio	$275,310	$256,962	$238,801
Global Fixed Income Portfolio	$27,300	$30,222	$41,378
Global Listed Infrastructure Portfolio	$47,634,471	$59,986,280	$66,219,755
Real Assets Portfolio	$124,538	$121,119	$135,709
Enhanced Opportunities Portfolio	$171,294	$98,414	$124,144
Opportunistic Strategies Portfolio	$1,310,982	$924,989	$766,045
Dynamic Portfolio	$431,101	$379,790	$412,167

Portfolio	Reduction in Fee For Fiscal Year Ended December 31, 2018	Reduction in Fee For Fiscal Year Ended December 31, 2019	Reduction in Fee For Fiscal Year Ended December 31, 2020
Equity Concentrated Portfolio	$11,740	$9,633	$3,142
Equity Focus Portfolio	$164,862	$148,105	$238,819
Small-Mid Cap Portfolio	—	—	$3,325
Sustainable Equity Portfolio	—	—	$127,324
International Equity Portfolio	$15,452	$23,045	$22,312
International Equity Advantage Portfolio	$180,052	$185,988	$178,287
International Quality Growth Portfolio	$12,599	$250,978	$159,113
International Equity Value Portfolio	$50,649	$229,143	$158,438
International Equity Select Portfolio	$12,542	$30,204	$45,318
International Strategic Portfolio	$19,420	$10,414	$7,162
International Small Cap Portfolio	—	$12,067	$64,234
Global Equity Select Portfolio	$33,560	$59,963	$35,058
Managed Volatility Portfolio	$182,636	$166,950	$150,233
Global Strategic Portfolio	$166,874	$162,756	$167,730
Franchise Portfolio	$205,573	$124,924	$93,658
Emerging Markets Core Portfolio	$21,845	$18,268	$5,291
Emerging Markets Portfolio	$440	—	$5,235
Emerging Markets Advantage Portfolio	$203,673	$195,859	$163,845
Developing Markets Portfolio	—	$7,647	$75,915
Emerging Markets Strategic Portfolio	$215	$18,483	$189,894
Emerging Markets Debt Portfolio	$38,405	$184,240	$268,067
Corporate Income Portfolio	$344,584	$366,677	$345,334
Short Duration Fixed Income Portfolio	$39,038	$59,369	$68,881
Global Fixed Income Portfolio	$170,124	$179,983	$171,880
Global Listed Infrastructure Portfolio	—	—	—
Real Assets Portfolio	$213,357	$234,204	$256,903
Enhanced Opportunities Portfolio	$267,707	$300,530	$209,374
Opportunistic Strategies Portfolio	$186,444	$197,241	$215,717
Dynamic Portfolio	$247,578	$272,884	$218,962

Portfolio	Net Fee Paid For Fiscal Year Ended December 31, 2018	Net Fee Paid For Fiscal Year Ended December 31, 2019	Net Fee Paid For Fiscal Year Ended December 31, 2020
Equity Concentrated Portfolio	$10,717,002	$8,935,172	$11,590,683
Equity Focus Portfolio	$398,134	$314,999	$(7,989)
Small-Mid Cap Portfolio	$1,401,317	$941,152	$802,974
Sustainable Equity Portfolio	—	—	$(67,502)
International Equity Portfolio	$24,440,902	$20,493,542	$20,148,357
International Equity Advantage Portfolio	$(163,631)	$(170,691)	$(163,505)
International Quality Growth Portfolio	$(12,599)	$(224,949)	$(116,538)
International Equity Value Portfolio	$(18,591)	$(56,344)	$(136,541)
International Equity Select Portfolio	$569,928	$613,235	$512,064
International Strategic Portfolio	$50,760,910	$46,341,917	$39,970,318
International Small Cap Portfolio	$563,046	$417,586	$266,593

Portfolio	Net Fee Paid For Fiscal Year Ended December 31, 2018	Net Fee Paid For Fiscal Year Ended December 31, 2019	Net Fee Paid For Fiscal Year Ended December 31, 2020
Global Equity Select Portfolio	$506,733	$501,891	$414,631
Managed Volatility Portfolio	$(67,941)	$(11,344)	$31,812
Global Strategic Portfolio	$(143,619)	$(140,105)	$(141,996)
Franchise Portfolio	$(140,747)	$103,040	$357,618
Emerging Markets Core Portfolio	$2,618,246	$2,171,142	$1,792,318
Emerging Markets Portfolio	$114,914,306	$85,027,550	$51,287,561
Emerging Markets Advantage Portfolio	$(167,142)	$(119,720)	$(7,446)
Developing Markets Portfolio	$2,747,387	$2,370,028	$1,751,471
Emerging Markets Strategic Portfolio	$3,624,140	$1,910,227	$585,536
Emerging Markets Debt Portfolio	$1,830,327	$951,992	$29,589
Corporate Income Portfolio	$1,561,579	$1,282,311	$1,247,688
Short Duration Fixed Income Portfolio	$236,272	$197,593	$169,920
Global Fixed Income Portfolio	$(142,824)	$(149,761)	$(130,502)
Global Listed Infrastructure Portfolio	$47,634,471	$59,986,280	$66,219,755
Real Assets Portfolio	$(88,819)	$(113,085)	$(121,194)
Enhanced Opportunities Portfolio	$(96,413)	$(202,116)	$(85,230)
Opportunistic Strategies Portfolio	$1,124,538	$727,748	$550,328
Dynamic Portfolio	$183,523	$106,906	$193,205

The Management Agreement provides that each Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Arrangements."

As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval (subject to exceptions to "in person" meeting requirements under certain circumstances and subject to compliance with certain conditions). As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days' notice, by the Investment Manager. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Proxy Voting

The Board has delegated to the Investment Manager the authority to vote proxies of companies held in the Fund's portfolio.

The Investment Manager has adopted a Global Proxy Voting Policy, attached as Appendix B, which sets forth proxy voting guidelines applicable to specific types of common proxy proposals. Depending on the proposal, the applicable guideline may provide that the Investment Manager should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

The Fund's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC's website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Administrator, Custodian and Transfer Agent

State Street, One Iron Street, Boston, Massachusetts 02210, provides certain administrative services to the Portfolios pursuant to an agreement with the Fund. Each Portfolio bears the cost of such services. Fees are based on a percentage of net assets plus additional charges for specific services and out-of-pocket expenses.

State Street also serves as the Fund's custodian and, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

DST Asset Manager Solutions, Inc. ("DST" or the "Transfer Agent" ), P.O. Box 219441, Kansas City, Missouri 64121-9441, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, DST arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For its services, DST receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per Class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. DST has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or Class has commenced operations.

Distributor

Lazard Asset Management Securities LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the distributor of each Portfolio's shares and conducts a continuous offering pursuant to a "best efforts" arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates the Distributor to pay certain expenses in connection with the offering of Portfolio shares. After the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor also will pay for any printing and distribution of copies thereof used in connection with the offering to prospective investors.

DETERMINATION OF NET ASSET VALUE

The net asset value ("NAV") per share for each Class of each Portfolio is determined each day the New York Stock Exchange (the "NYSE") is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NYSE is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV per share of a Class is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, are valued at the last reported sales price (for US-listed equity securities) or the closing price (for non-US-listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System ("NASDAQ"), the NASDAQ Official Closing Price. If there is no available closing price for a non-US-listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Over-the-counter swap agreements are valued by an independent pricing service, and centrally-cleared swaps are valued at the last reported sale on the clearing exchange. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund's net asset value per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers' quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, securities trading in a particular non-US country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio's net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Certain non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio's assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The Valuation Committee of the Investment Manager, which is subject to the oversight of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager's portfolio management team also will be considered.

The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities' values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values.

PORTFOLIO TRANSACTIONS

General

Subject to the supervision of the Board, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios' securities transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager's knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager's knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Fund's Board has determined that securities transactions for a Portfolio may be executed through a broker-dealer that may be deemed to be an affiliate of the Investment Manager if, in the judgment of the Investment Manager, the use of the broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

Each Portfolio's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a portfolio's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Portfolio	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation
Equity Concentrated Portfolio	N/A
Equity Focus Portfolio	N/A
Small-Mid Cap Portfolio	N/A
Sustainable Equity Portfolio	N/A
International Equity Portfolio	N/A
International Equity Advantage Portfolio

Portfolio turnover was elevated in fiscal year 2020 due to COVID-19 related market volatility and shifts in areas of risk within the market throughout the year, and the portfolio managers' views of prospects of sectors in the Portfolio's investment universe.

International Quality Growth Portfolio	N/A
International Equity Value Portfolio	Portfolio turnover was lower in fiscal year 2018 as compared to fiscal years 2019 and 2020 because the Portfolio commenced operations in late 2018.
International Equity Select Portfolio	N/A
International Strategic Portfolio	N/A
International Small Cap Portfolio	N/A
Global Equity Select Portfolio	Portfolio turnover was elevated in fiscal year 2020 principally due to capital activity during the year.
Managed Volatility Portfolio	N/A
Global Strategic Portfolio	N/A
Franchise Portfolio	N/A
Emerging Markets Core Portfolio	N/A
Emerging Markets Portfolio	N/A
Emerging Markets Advantage Portfolio

Portfolio turnover was elevated in fiscal year 2020 due to COVID-19 related market volatility and shifts in areas of risk within the market throughout the year, and the portfolio managers' views of prospects of sectors in the Portfolio's investment universe.

Developing Markets Portfolio	N/A
Emerging Markets Strategic Portfolio	N/A

Portfolio	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation
Emerging Markets Debt Portfolio	N/A
Corporate Income Portfolio	N/A
Short Duration Fixed Income Portfolio	Portfolio turnover decreased in fiscal year 2020 due to an investment decision to allow duration to shorten and hold more securities to maturity.
Global Fixed Income Portfolio	N/A
Global Listed Infrastructure Portfolio	N/A
Real Assets Portfolio	Portfolio turnover was elevated in fiscal year 2020 due to a change in the Portfolio's strategy.
Enhanced Opportunities Portfolio	Portfolio turnover decreased in fiscal year 2020 mainly due to a decrease in adjustments to position-level hedges.
Opportunistic Strategies Portfolio	Portfolio turnover was elevated in fiscal year 2018 as compared to fiscal years 2019 and 2020 due to the use of total return basket swaps and paired trades in 2018.
Dynamic Portfolio	Portfolio turnover was elevated in fiscal year 2020 due to market volatility leading to increased allocation changes and rebalances.

The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2020:

Portfolio	Broker/Dealer	Value on December 31, 2020 (in $000s)
Developing Markets Equity	Sberbank CIB	3,515

Emerging Markets Core Equity Portfolio	Itau Unibanco Holding SA	1,683
	Sberbank CIB	3,725

Emerging Markets Equity Advantage Portfolio	KB Financial Group, Inc.	198
	Itau Unibanco Holding SA	62
	Sberbank CIB	317
	Yuanta Financial Holding Co., Ltd.	59

Emerging Markets Strategic Equity Portfolio	Credit Agricole SA	179
	Shinhan Financial Group Co., Ltd.	639
	Sberbank CIB	2,108

Emerging Markets Equity Portfolio	Shinhan Financial Group Co., Ltd.	64,233

Global Dynamic Portfolio	Bank of America Corp.	536
	The Bank of New York Mellon Corp.	15
	Canadian Imperial Bank of Commerce	421
	Citigroup, Inc.	254
	JPMorgan Chase & Co.	326
	Morgan Stanley	327
	Nomura Holdings, Inc.	85
	Standard Chartered PLC	157
	The Goldman Sachs Group, Inc.	313
	The Toronto-Dominion Bank	170

Global Equity Select Portfolio	National Bank of Canada	1,206

Global Fixed Income Portfolio	Bank of America Corp.	152

Portfolio	Broker/Dealer	Value on December 31, 2020 (in $000s)
	Citigroup, Inc.	135
	JPMorgan Chase & Co.	114
	The Goldman Sachs Group, Inc.	107

International Equity Advantage Portfolio	Deutsche Bank AG	23
	Intesa Sanpaolo	8
	Raiffeisen Bank International AG	2
	Societe Generale SA	11
	Standard Chartered PLC	25
	UBS Group AG	15
	Standard Chartered PLC	25

International Equity Portfolio	Banco Santander SA	39,582
	BNP Paribas SA	26,173
	Nordea Bank Abp	33,539

International Equity Select Portfolio	BNP Paribas SA	1,039
	Nordea Bank Abp	852

International Equity Value Portfolio	Banco Santander SA	68
	BNP Paribas SA	1,039

International Quality Growth Portfolio	National Bank of Canada	182

Small-Mid Cap Portfolio	Citizens Financial Group, Inc.	1,871
	Commerce Bancshares, Inc.	1,589

US Short Duration Fixed Income Portfolio	Bank of America Corp.	2,809
	The Goldman Sachs Group, Inc.	3,586
	Morgan Stanley	3,786
	Wells Fargo	3,700

US Equity Focus Portfolio	Bank of America Corp.	2,174
	Commerce Bancshares, Inc.	686

US Sustainable Equity Portfolio	Commerce Bancshares, Inc.	299
	The PNC Financial Services Group, Inc.	425

Research and Statistical Information

Consistent with the requirements of best execution, brokerage commissions on a Portfolio's transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund's custodian for valuation purposes.

Any research received in respect of a Portfolio's brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

Brokerage Commissions

In connection with its portfolio securities transactions for the fiscal years ended December 31, 2018, 2019 and 2020, each Portfolio indicated below paid brokerage commissions, none of which were paid to Lazard, as follows:

Portfolio	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2020	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2019	Total Brokerage Commissions Paid For Fiscal Year Ended December 31, 2018
Equity Concentrated Portfolio	$505,297	$399,121	$800,540
Equity Focus Portfolio	$8,802	$24,768	$35,872
Small-Mid Cap Portfolio	$96,719	$123,850	$185,254
Sustainable Equity Portfolio	$1,361	–	–
International Equity Portfolio	$1,451,398	$1,608,951	$2,287,550
International Equity Advantage Portfolio	$3,091	$2,301	$3,025
International Quality Growth Portfolio	$2,518	$1,895	$68
International Equity Value Portfolio	$9,330	$44,581	$17,022
International Equity Select Portfolio	$52,207	$71,113	$57,843
International Strategic Portfolio	$3,259,239	$4,089,259	$5,453,223
International Small Cap Portfolio	$41,683	$40,055	$62,404
Global Equity Select Portfolio	$41,515	$22,262	$29,883
Managed Volatility Portfolio	$34,788	$23,926	$23,991
Global Strategic Portfolio	$2,191	$1,695	$1,847
Franchise Portfolio	$67,196	$36,261	$8,129
Emerging Markets Core Portfolio	$97,595	$140,777	$186,638
Emerging Markets Portfolio	$6,893,342	$7,233,734	$7,480,953
Emerging Markets Advantage Portfolio	$41,790	$15,713	$6,078
Developing Markets Portfolio	$287,806	$308,239	$425,994
Emerging Markets Strategic Portfolio	$114,518	$460,520	$504,030
Emerging Markets Debt Portfolio	–	–	$3,091
Corporate Income Portfolio	$29,255	$60,317	$32,520
Short Duration Fixed Income Portfolio	–	–	–
Global Fixed Income Portfolio	–	–	$10
Global Listed Infrastructure Portfolio	$3,602,222	$3,959,526	$3,370,080
Real Assets Portfolio	$10,149	$4,644	$8,320
Enhanced Opportunities Portfolio	$605	$1,120	$3,226
Opportunistic Strategies Portfolio	$19,906	$59,088	$160,512
Dynamic Portfolio	$27,607	$24,186	$35,536

The aggregate amount of transactions during the fiscal year ended December 31, 2020 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions related to such transactions were as follows:

Portfolio	Transaction Amount	Commissions
Equity Concentrated Portfolio	$1,722,517,822	$505,297
Equity Focus Portfolio	$46,914,176	$8,802
Small-Mid Cap Portfolio	$189,449,470	$96,719
Sustainable Equity Portfolio	$10,480,974	$1,361
International Equity Portfolio	$1,952,572,240	$1,451,398
International Equity Advantage Portfolio	$5,006,725	$3,091

Portfolio	Transaction Amount	Commissions
International Quality Growth Portfolio	$6,114,286	$2,518
International Equity Value Portfolio	$15,523,804	$9,330
International Equity Select Portfolio	$61,155,501	$52,207
International Strategic Portfolio	$4,566,894,944	$3,259,239
International Small Cap Portfolio	$61,019,288	$41,683
Global Equity Select Portfolio	$128,183,046	$41,515
Managed Volatility Portfolio	$87,539,897	$34,788
Global Strategic Portfolio	$4,092,273	$2,191
Franchise Portfolio	$121,055,096	$67,196
Emerging Markets Core Portfolio	$89,304,536	$97,595
Emerging Markets Portfolio	$6,422,019,446	$6,893,342
Emerging Markets Advantage Portfolio	$44,624,664	$41,790
Developing Markets Portfolio	$255,899,192	$287,806
Emerging Markets Strategic Portfolio	$104,250,384	$114,518
Emerging Markets Debt Portfolio	–	–
Corporate Income Portfolio	$23,012,586	$29,255
Short Duration Fixed Income Portfolio	–	–
Global Fixed Income Portfolio	–	–
Global Listed Infrastructure Portfolio	$5,893,504,110	$3,602,222
Real Assets Portfolio	$28,097,999	$10,149
Enhanced Opportunities Portfolio	$2,203,771	$605
Opportunistic Strategies Portfolio	$125,830,700	$19,906
Dynamic Portfolio	$109,122,675	$27,607

The following table provides an explanation of any material difference in the commissions paid by a portfolio in either of the two fiscal years preceding the last fiscal year.

Portfolio	Reason for Any Material Difference in Commissions
Equity Concentrated Portfolio	The variance in commissions paid in fiscal year 2019 as compared to fiscal year 2018 is primarily due to a decrease in portfolio turnover.
Equity Focus Portfolio	The variance in commissions paid in fiscal year 2020 as compared to fiscal year 2019 is primarily due to decreasing assets and increased use of execution-only facilities.
Small-Mid Cap Portfolio	The variance in commissions paid in fiscal year 2019 as compared to fiscal year 2018 is primarily due to decreased use of execution-only facilities.
Sustainable Equity Portfolio	N/A
International Equity Portfolio	The variance in commissions paid in fiscal year 2019 as compared to fiscal year 2018 is primarily due to decreased use of execution-only facilities.
International Equity Advantage Portfolio	N/A
International Quality Growth Portfolio	N/A
International Equity Value Portfolio

The variance in commissions paid in fiscal year 2020 as compared to fiscal year 2019 is primarily due to decreasing assets. The variance in commissions paid in fiscal year 2019 as compared to fiscal year 2018 is primarily due to an increase in portfolio turnover.

International Equity Select Portfolio	N/A
International Strategic Portfolio	N/A
International Small Cap Portfolio	The variance in commissions paid in fiscal year 2019 as compared to fiscal year 2018 is primarily due to a decrease in portfolio turnover.
Global Equity Select Portfolio	The variance in commissions paid in fiscal year 2020 as compared to fiscal year 2019 is primarily due to an increase in portfolio turnover.
Managed Volatility Portfolio	The variance in commissions paid in fiscal year 2020 as compared to fiscal year 2019 is primarily due to an increase in portfolio turnover.

Portfolio	Reason for Any Material Difference in Commissions
Global Strategic Portfolio	N/A
Franchise Portfolio

The variance in commissions paid in fiscal year 2020 as compared to fiscal year 2019 was primarily due to increasing assets. The variance in commissions paid in fiscal year 2019 as compared to fiscal year 2018 was primarily due to increasing assets.

Emerging Markets Core Equity Portfolio	N/A
Emerging Markets Portfolio	N/A
Emerging Markets Advantage Portfolio	The variance in commissions paid in fiscal year 2020 as compared to fiscal year 2019 was primarily due to increasing assets.
Developing Markets Portfolio	N/A
Emerging Markets Strategic Portfolio	The variance in commissions paid in fiscal year 2020 as compared to fiscal year 2019 is primarily due to decreasing assets.
Emerging Markets Debt Portfolio	N/A
Corporate Income Portfolio

The variance in commissions paid in fiscal year 2020 as compared to fiscal year 2019 is primarily due to a decrease in trading ETFs during 2020. The variance in commissions paid in fiscal year 2019 as compared to 2018 was primarily due to an increase in trading ETFs during 2019.

Short Duration Fixed Income Portfolio	N/A
Global Fixed Income Portfolio	N/A
Global Listed Infrastructure Portfolio	N/A
Real Assets Portfolio	N/A
Enhanced Opportunities Portfolio	N/A
Opportunistic Strategies Portfolio

The variance in commissions paid in fiscal year 2020 as compared to fiscal year 2019 is primarily due to decreased use of total return swaps in 2020. The variance in commissions paid in fiscal year 2019 as compared to fiscal year 2018 is primarily due to a decrease in portfolio turnover.

Dynamic Portfolio	N/A

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

It is the policy of the Fund to protect the confidentiality of the Portfolios' holdings and prevent the selective disclosure of non-public portfolio holdings. The Fund will publicly disclose the Portfolios' holdings on a calendar quarter-end basis on its website accessible from https://www.lazardassetmanagement.com/us/en_us/funds/list/mutual-funds/42, no earlier than five business days after such quarter end. The information will remain accessible until the Fund files a report on an exhibit to Form N-PORT or Form N-CSR for the period that includes the date as of which the information was current. In order to avoid conflicts of interest between the Fund, on the one hand, and the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other (1) disclosure of portfolio holdings is made only when such disclosure is in the best interest of Portfolio shareholders and the Fund has a legitimate business purpose for doing so and (2) none of the Fund or the Investment Manager or their affiliates may receive any compensation in connection with an arrangement to make portfolio holdings information available.

Additional Disclosure of Portfolio Holdings

In accordance with the foregoing, the Fund provides portfolio holdings to ratings services or third party service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund's policies and procedures regarding such disclosure. Such service providers currently include the Fund's investment manager, administrator, custodian, auditors and legal counsel and each of their respective affiliates and advisors, as well as Institutional Shareholder Services, Inc., Lipper Inc., Morningstar, Inc., Axioma, Inc., Bloomberg L.P., BNY Mellon Analytical Services, LLC, Canterbury Consulting Incorporated, FactSet Research Systems Inc., Glass, Lewis & Co., Northfield Information Services, Inc. and SS&C Technologies, Inc. Service providers receive portfolio holdings at a frequency appropriate to their services, which may be as frequently as daily, and such information may be current as of the business day provided. No compensation is paid in consideration of receiving such information. Disclosure of portfolio holdings may be authorized only by the Fund's Chief Compliance Officer or the General Counsel of the Investment Manager, each of whom evaluates such disclosure in light of the best interests of Portfolio shareholders and any potential conflicts of interest. Any violations of the Fund's portfolio holdings disclosure policy are reported to the Board.

Portfolio Characteristics

Concurrent with or subsequent to the quarterly public disclosure of portfolio holdings, from time to time the Fund may make available certain unpublished portfolio characteristics (aggregated, statistical-type information that is not security-specific) including but without limitation allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, to parties who request it. Such information is provided when the Fund's Chief Compliance Officer reasonably believes that the disclosure of such information would not present material risks of inappropriate arbitrage, market timing, insider trading or other prohibited trading with respect to a Portfolio. Such information, if provided, will be made available to any person upon request.

Investment Manager's Multi-Asset Strategies

The Investment Manager currently manages certain investment strategies that allocate assets among various asset classes ("Multi-Asset"). Using these strategies, the Investment Manager's Multi-Asset portfolio management team may allocate assets managed in separate accounts, mutual funds, private investment funds or other available vehicles among various strategies and vehicles managed by other portfolio management teams, including allocating assets to a Portfolio's strategy or a similar strategy managed by a Portfolio's portfolio management team. The Investment Manager's Multi-Asset portfolio management team will allocate assets to a Portfolio or a related strategy in its discretion, consistent with the investment objectives and guidelines associated with the relevant client's account. In making these allocation decisions, the Multi-Asset portfolio management team will have access to detailed information related to the underlying strategies that may not be available to other investors or clients. This includes, but is not limited to, Portfolio holdings information, transaction detail and performance information and access to the Portfolios' portfolio management teams. The Investment Manager has implemented procedures designed to ensure that the Multi-Asset portfolio management team does not trade in a way that disadvantages other Portfolio shareholders.

Certain Portfolios are managed by allocation between or among investment strategies managed by the Investment Manager. Quarterly performance of the investment strategies comprising these Portfolios' investments is available to Portfolio shareholders on request by calling (800) 823-6300.

HOW TO BUY AND SELL SHARES

General

Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and the Distributor reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

Each Portfolio may, in its discretion, accept securities in payment for shares of the Portfolio. Securities may be accepted in payment for shares only if the securities are, in the judgment of the Investment Manager, appropriate investments for the Portfolio. In addition, securities accepted in payment for Portfolio shares must meet the Portfolio's investment objective and policies and be acquired by the Portfolio for investment and not for resale. A Portfolio or the Investment Manager may impose additional conditions on accepting securities in payment for Portfolio shares. The contribution of securities to the Portfolio may be a taxable transaction to the shareholder.

Purchases through the Transfer Agent

Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

Service Agents

The Fund has authorized one or more brokers and other financial intermediaries (collectively, "Service Agents") to accept on its behalf purchase and redemption orders for Portfolio shares. Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Portfolio will be deemed to have received a purchase or redemption order when a Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Orders regarding the purchase and sale of Portfolio shares will be priced at the Portfolio's net asset value next computed after such orders are accepted by a Service Agent or its authorized designee. Service Agents may charge their clients fees which would not apply to shares purchased through the Distributor.

Exchange Privileges and Conversion Features

The Fund may, in its discretion, accept requests by a shareholder or Service Agent to exchange or convert holdings of one Class of Portfolio shares for a different Class of the same Portfolio, or to exchange shares of one Class of a Portfolio into shares of the same Class of another Portfolio. Exchange or conversion requests from one Class of Portfolio shares for a different Class of the same Portfolio may include situations when a shareholder becomes a client of a Service Agent that is not authorized to accept on the Fund's behalf purchase and redemption orders in the Class of shares held by the shareholder. For federal income tax purposes, a same-Portfolio Class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisors with respect to the particular tax consequences to shareholders of an investment in a Portfolio.

Redemption Commitment

The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Portfolio under the following circumstances: (1) (i) the Investment Manager determines that an in-kind redemption is more advantageous to the Portfolio (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities; or the redeeming shareholder has requested an in-kind redemption, (ii) the Investment Manager determines that an in-kind redemption will not favor the redeeming shareholder to the detriment of any other shareholder or the Portfolio, and (iii) the Investment Manager determines that an in-kind redemption is in the best interests of the Portfolio; (2) to manage liquidity risk; (3) in stressed market conditions; or (4) subject to the approval of the Board of the Fund, including a majority of the Independent Directors, in other circumstances identified by the Investment Manager. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

Suspension of Redemptions

The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect the Portfolio's shareholders.

DISTRIBUTION AND SERVICING ARRANGEMENTS

Distribution and Servicing Plan for Open Shares

Open Shares are subject to a Distribution and Servicing Plan adopted by the Fund's Board pursuant to Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays the Distributor for advertising, marketing and distributing each Portfolio's Open Shares, and for the provision of certain services to the holders of Open Shares, a fee at the annual rate of 0.25% of the average daily net assets of the Portfolio's Open Shares. The Distributor may make payments to Service Agents for providing these services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Conduct Rules of FINRA. From time to time, the Distributor may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable under the Distribution and Servicing Plan are payable without regard to actual expenses incurred. In certain cases, the Distributor may retain a portion of the fees paid by the Fund under the Distribution and Servicing Plan including, for example, where the Distributor is the named broker-dealer for an investment originating through a financial intermediary. Additionally, in most cases, Service Agents and other financial intermediaries provide invoices to the Distributor for distribution and servicing fees owed. To the extent such invoices reflect fees that are lower than what the Distributor has calculated, the Distributor retains any difference. However, each Portfolio ordinarily can be expected to pay less in aggregate fees pursuant to the Distribution and Servicing Plan than is charged in the aggregate by Service Agents and other financial intermediaries whose clients are invested in the Portfolio, with the difference paid by the Distributor, the Investment Manager or their affiliates. The Fund's Board believes there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and holders of its Open Shares.

A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. The Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear without such shareholders' approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments (subject to exceptions to "in person" meeting requirements under certain circumstances and subject to compliance with certain conditions). The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio's Open Shares.

For the fiscal year ended December 31, 2020, the Portfolios paid the Distributor the amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan:

Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2020
Equity Concentrated Portfolio	$92,132
Equity Focus Portfolio	$2,790
Small-Mid Cap Portfolio	$28,021
Sustainable Equity Portfolio	$140
International Equity Portfolio	$576,879
International Equity Advantage Portfolio	$258
International Quality Growth Portfolio	$173
International Equity Value Portfolio	$128
International Equity Select Portfolio	$5,930

Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2020
International Strategic Portfolio	$1,332,947
International Small Cap Portfolio	$34,764
Global Equity Select Portfolio	$2,489
Managed Volatility Portfolio	$364
Global Strategic Portfolio	$368
Franchise Portfolio	$454
Emerging Markets Core Equity Portfolio	$4,929
Emerging Markets Portfolio	$1,284,097
Emerging Markets Advantage Portfolio	$2,197
Developing Markets Portfolio	$20,212
Emerging Markets Strategic Portfolio	$9,975
Emerging Markets Debt Portfolio	$1,079
Corporate Income Portfolio	$9,442
Short Duration Fixed Income Portfolio	$74
Global Fixed Income Portfolio	$143
Global Listed Infrastructure Portfolio	$900,234
Real Assets Portfolio	$457
Enhanced Opportunities Portfolio	$1,012
Opportunistic Strategies Portfolio	$396
Dynamic Portfolio	$665

Payments by the Investment Manager or Distributor for Institutional and Open Shares

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide other services. Such payments are in addition to any Service Payments (as defined in the Prospectus), including fees paid by the Fund under Rule 12b-1. These additional payments may be paid to financial intermediaries that provide shareholder servicing and administration and/or marketing and related administrative support; opportunities to participate in conferences and educational workshops, meetings and events; and/or access to and information about sales meetings and conferences and sales representatives, financial advisors or management personnel of the financial intermediary. Cash compensation also may be paid to financial intermediaries in connection with consideration or inclusion of the Fund for or on a "recommended" or similar list, including a preferred or select sales list, or in other programs. In some cases, these payments may create an incentive for a financial intermediary or its representatives to recommend or sell Fund shares. Shareholders or potential shareholders should contact their financial intermediary representative for details about any payments the representative or the financial intermediary may receive in connection with the sale of Fund shares or the provision of services to the Fund.

From time to time, the Investment Manager or the Distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts or meals, event tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under applicable broker-dealer regulations.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare as a dividend on the outstanding shares of the Emerging Markets Debt, Short Duration Fixed Income, Corporate Income and Global Fixed Income Portfolios substantially all of each Portfolio's net investment income at the close of each business day to shareholders of record as of the close of regular trading on the NYSE. Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of these Portfolios ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of a Portfolio prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid through the date of their redemption. Shareholders who redeem only a portion of their shares will receive all dividends declared but unpaid on those shares on the next dividend payment date.

For the Global Listed Infrastructure and Real Assets Portfolios, dividends from net investment income, if any, are paid quarterly.

Dividends from net investment income, if any, on all other Portfolios generally will be declared and paid at least annually, and may be declared and paid more frequently.

Any dividend or distribution paid shortly after an investor's purchase of a Portfolio's shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment ("buying a dividend"), and such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the Prospectus and this SAI. This is sometimes referred to as "buying a dividend."

Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares and R6 Shares because of the higher expenses borne by Open Shares. Any differences between the expenses of Institutional Shares and R6 Shares will result in corresponding differences in the per share dividends paid to Institutional Shares and R6 Shares. Investment income for a Portfolio includes, among other things, dividends and interest income, accretion of market and original issue discount and amortization of premium, as applicable.

With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

CERTAIN MATERIAL US FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material US federal income tax considerations applicable to a Portfolio and its shareholders, including each Portfolio's qualification and taxation as a RIC for US federal income tax purposes under Subchapter M of the Code and to the acquisition, ownership and disposition of a Portfolio's shares.

This discussion does not purport to be a complete description of all of the tax considerations applicable to the Portfolios or their shareholders. In particular, this discussion does not address certain considerations that may be relevant to certain types of shareholders subject to special treatment under US federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, shareholders that are treated as partnerships for US federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, REITs, other RICs, tax exempt organizations, banks and other financial institutions, persons who hold Portfolio shares as part of a straddle or a hedging or conversion transaction and US shareholders (as defined below) whose functional currency is not the US dollar, non-US shareholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be US citizens or to be taxed as residents of the United States, controlled foreign corporations ("CFC"), and passive foreign investment companies ("PFICs"). This discussion is limited to shareholders that hold a Portfolio's shares as capital assets (within the meaning of the Code) for US federal income tax purposes, and does not address owners of a shareholder. This discussion does not discuss any aspects of US estate or gift tax or non-US, state or local tax laws nor does it discuss the special treatment under US federal income tax laws that could result if a Portfolio invests in tax-exempt securities or certain other investment assets. This discussion is based upon the Code, its legislative history, existing and proposed Treasury regulations, published rulings and court decisions, each as of the date of this SAI and all of which are subject to change or differing interpretations, possibly retroactively, which could affect the continuing validity of this discussion. No Portfolio has sought, and no Portfolio will seek any ruling from the US Internal Revenue Service (the "IRS") regarding any matter discussed herein, and this discussion is not binding on the IRS. Accordingly, there can be no assurance that the IRS would not assert, and that a court would not sustain, a position contrary to any of the tax consequences discussed herein.

For the purposes of this discussion, a "US shareholder" is a beneficial owner of a Portfolio's shares that is for US federal income tax purposes:

• an individual who is a citizen or individual resident of the United States;

• a corporation, or other entity treated as a corporation for US federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

• a trust, if a court within the United States has primary supervision over its administration and one or more US persons (as defined in the Code) have the authority to control all of its substantial decisions, or the trust has a valid election in effect under applicable Treasury regulations to be treated as a domestic trust for US federal income tax purposes; or

• an estate, the income of which is subject to US federal income taxation regardless of its source.

For the purposes of this discussion, a "non-US shareholder" is a beneficial owner of a Portfolio's shares that is neither a US shareholder nor an entity treated as a partnership for US federal income tax purposes.

If a partnership (including an entity treated as a partnership for US federal income tax purposes) holds a Portfolio's shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Beneficial owners of a Portfolio's shares that are partnerships or partners in such partnerships should consult their own tax advisors with respect to the ownership and disposition of such Portfolio's shares.

Tax matters are complicated and the tax consequences to a shareholder of an investment in a Portfolio's shares will depend on the facts of such shareholder's particular situation. Shareholders are strongly encouraged to consult their own tax advisor regarding the US federal income tax consequences of the acquisition, ownership and disposition of a Portfolio's shares, as well as the effect of state, local and foreign tax laws, and the effect of any possible changes in tax laws.

Taxation of the Portfolios

RIC Qualification Requirements. Each Portfolio has elected to be treated as, and intends to continue to qualify in each taxable year as, a RIC under Subchapter M of the Code. As a RIC, a Portfolio will not pay corporate-level US federal income taxes on any net ordinary income or capital gains that the Portfolio timely distributes (or is deemed to timely distribute) to its shareholders as dividends. Instead, dividends a Portfolio distributes (or is deemed to timely distribute) generally will be taxable to shareholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to shareholders. A Portfolio will be subject to US federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, a Portfolio must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, a Portfolio must distribute with respect to each taxable year at least 90% of the sum of the Portfolio's investment company taxable income (which generally is the Portfolio's net ordinary taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, determined without regard to the dividends paid deduction) (the "Annual Distribution Requirement") for any taxable year. The following discussion assumes that each Portfolio qualifies as a RIC.

Taxation as a Regulated Investment Company. If a Portfolio (1) qualifies as a RIC and (2) satisfies the Annual Distribution Requirement, then the Portfolio will not be subject to US federal income tax on the portion of its investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short term capital loss) that the Portfolio timely distributes (or is deemed to timely distribute) to shareholders. A Portfolio will be subject to US federal income tax at the regular corporate rate on any of its income or capital gains not distributed (or deemed distributed) to its shareholders.

If a Portfolio fails to distribute in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of its net capital gain income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding years (to the extent that income tax was not imposed on such amounts) less certain over-distributions in prior years

(together, the "Excise Tax Distribution Requirements"), the Portfolio will be subject to a 4% nondeductible federal excise tax on the portion of the undistributed amounts of such income that are less than the amounts required to be distributed based on the Excise Tax Distribution Requirements. For this purpose, however, any ordinary income or capital gain net income retained by a Portfolio that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). Each Portfolio currently intends to make sufficient distributions each taxable year to satisfy the Excise Tax Distribution Requirements.

To qualify as a RIC for US federal income tax purposes, a Portfolio generally must, among other things:

➢ maintain an election and qualify as a registered management company under the 1940 Act at all times during each taxable year;

➢ derive in each taxable year at least 90% of the Portfolio's gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, other securities, foreign currencies or other income (including certain deemed inclusions) derived with respect to the Portfolio's business of investing in such stock, securities or currencies, or (b) net income derived from the Portfolio's interest in a qualified publicly traded partnership ("QPTP") (collectively, the "90% Gross Income Test");

➢ diversify the Portfolio's holdings so that at the end of each quarter of the taxable year:

• at least 50% of the value of the Portfolio's assets consists of cash, cash equivalents, US government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of the Portfolio's assets or more than 10% of the outstanding voting securities of that issuer; and

• no more than 25% of the value of the Portfolio's assets is invested in the securities, other than US government securities or securities of other RICs, of (i) one issuer; (ii) two or more issuers that are controlled, as determined under applicable tax rules, by such Portfolio and that are engaged in the same or similar or related trades or businesses; or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

A Portfolio may have investments that require income to be included in investment company taxable income in a year prior to the year in which the Portfolio actually receives a corresponding amount of cash in respect of such income. For example, if a Portfolio holds corporate stock with respect to which Section 305 of the Code requires inclusion in income of amounts of deemed dividends even if no cash distribution is made, the Portfolio must include in its taxable income in each year the full amount of its applicable share of the Portfolio's allocable share of these deemed dividends. Additionally, if a Portfolio holds debt obligations that are treated under applicable US federal income tax rules as having original issue discount (such as debt instruments with "payment in kind" interest or, in certain cases, that have increasing interest rates or are issued with warrants), the Portfolio must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the Portfolio receives cash representing such income in the same taxable year. A Portfolio may also have to include in its taxable income other amounts that the Portfolio has not yet received in cash , such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If a Portfolio's deductible expenses in a given year exceed its investment company taxable income, the Portfolio will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to shareholders. In addition, expenses may be used only to offset investment company taxable income and may not be used to offset net capital gain. A RIC may not use any net capital losses (i.e., realized capital losses in excess of realized capital gains) to offset its investment company taxable income but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, a RIC's deduction of net business interest expense is limited to 30% (generally increased to 50% for taxable years beginning in 2019 or 2020) of its "adjusted taxable income" plus "floor plan financing interest expense." It is not expected that any portion of any underwriting or similar fee will be deductible for US federal income tax purposes to a Portfolio or its shareholders. Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, a Portfolio may, for US federal income tax purposes, have aggregate taxable income for several years that the Portfolio is required to distribute and that is taxable to shareholders even if this income is greater than the aggregate net income the Portfolio actually earned during those years.

In order to enable a Portfolio to make distributions to shareholders that will be sufficient to enable the Portfolio to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements in the event that the circumstances described in the preceding two paragraphs apply, the Portfolio may need to liquidate or sell some of its assets at times or at prices that the Portfolio would not consider advantageous, the Portfolio may need to raise additional equity or debt capital, the Portfolio many need to take out loans, or the Portfolio may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Portfolio's business (or be unable to take actions that are advantageous to its business). Even if a Portfolio is authorized to borrow and to sell assets in order to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements, under the 1940 Act, the Portfolio generally is not permitted to make distributions to its shareholders while the Portfolio's debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met.

If a Portfolio is unable to obtain cash from other sources to enable the Portfolio to satisfy the Annual Distribution Requirement, the Portfolio may fail to qualify for the US federal income tax benefits allowable to RICs and, thus, become subject to a corporate-level US federal income tax (and any applicable state and local taxes). Although each Portfolio expects to operate in a manner so as to qualify continuously as a RIC, a Portfolio may decide in the future to be taxed as a "C" corporation, even if the Portfolio would otherwise qualify as a RIC, if the Portfolio determines that such treatment as a C corporation for a particular year would be in the Portfolio's best interests.

If a Portfolio is unable to obtain cash from other sources to enable the Portfolio to satisfy the Excise Tax Distribution Requirements, the Portfolio may be subject to additional tax. However, no assurances can be given that a Portfolio will not be subject to the excise tax and, a Portfolio may choose in certain circumstances to pay the excise tax as opposed to making an additional distribution.

For the purpose of determining whether a Portfolio satisfies the 90% Gross Income Test and the Diversification Tests, the character of the Portfolio's distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for US federal income tax purposes (other than certain publicly traded partnerships), or are otherwise treated as disregarded from the Portfolio for US federal income tax purposes, generally will be determined as if the Portfolio realized these tax items directly. Further, for purposes of calculating the value of a Portfolio's investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Portfolio's proper proportion of any investment in the securities of that issuer that are held by a member of the Portfolio's "controlled group" must be aggregated with the Portfolio's investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Portfolio if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Portfolio directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

Failure to Qualify as a RIC. If a Portfolio, otherwise qualifying as a RIC, fails to satisfy the 90% Gross Income Test for any taxable year or the Diversification Tests in any quarter of a taxable year, such Portfolio may continue to be taxed as a RIC for the relevant taxable year if certain relief provisions of the Code apply (which might, among other things, require the Portfolio to pay certain corporate-level US federal taxes or to dispose of certain assets). If the Portfolio fails to qualify as a RIC for more than two consecutive taxable years and then seeks to re-qualify as a RIC, the Portfolio would generally be required to recognize gain to the extent or any unrealized appreciation in its assets unless the Portfolio elects to pay US corporate income tax on any such unrealized appreciation during the succeeding 5-year period.

If a Portfolio fails to qualify for treatment as a RIC in any taxable year, and is not eligible for such relief provisions, the Portfolio would be subject to US federal income tax on all of its taxable income at the regular corporate US federal income tax rate and would be subject to any applicable state and local taxes, regardless of whether a Portfolio makes any distributions to the Portfolio's shareholders and would reduce the amount available to be distributed to the Portfolio's shareholders (or, potentially, Policy owners). Such Portfolio would not be able to deduct distributions to its shareholders, nor would distributions to its shareholders be required to be made for US federal income tax purposes. Any distributions the Portfolio makes generally would be taxable to shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the current maximum rate applicable to qualifying dividend income of individuals and other non-corporate US shareholders, to the extent of the Portfolio's current or accumulated earnings and profits. Subject to certain limitations under the Code, US shareholders that are corporations for US federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Portfolio's current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder's adjusted tax basis in its shares of the Portfolio, and any remaining distributions would be treated as capital gain.

The remainder of this discussion assumes that each Portfolio will continuously qualify as a RIC for each taxable year.

Portfolio Investments

General. Certain of a Portfolio's investment practices may be subject to special and complex US federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause it to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Gross Income Test. Each Portfolio intends to monitor its transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that a Portfolio will be eligible for any such tax elections or that any elections it makes will fully mitigate the effects of these provisions.

Gain or loss recognized by a Portfolio from securities and other financial assets acquired by the Portfolio, as well as any loss attributable to the lapse of options, warrants, or other financial assets taxed as options generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Portfolio held a particular security or other financial asset.

A portfolio company in which a Portfolio invests may face financial difficulties that require the Portfolio to work-out, modify or otherwise restructure its investment in the portfolio company. Any such transaction could, depending upon the specific terms of the transaction, cause the Portfolio to recognize taxable income without a corresponding receipt of cash, which could affect its ability to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirements or result in unusable capital losses and future non-cash income. Any such transaction could also result in the Portfolio receiving assets that give rise to non-qualifying income for purposes of the 90% Gross Income Test.

A Portfolio's investment in non-US securities may be subject to non-US income, withholding and other taxes. Shareholders generally will not be entitled to claim a US foreign tax credit or deduction with respect to non-US taxes paid by a Portfolio.

If a Portfolio purchases shares in a PFIC, and as such a Portfolio may be subject to US federal income tax on a portion of any "excess distribution" received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest generally will be imposed on the Portfolio in respect of deferred taxes arising from such excess distribution or gain. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Portfolio will be required to include in gross income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF to the Portfolio. Any inclusions in the Portfolio's gross income resulting from the QEF election will be considered qualifying income for purposes of the 90% Gross Income Test. Alternatively, a Portfolio may elect to mark to market at the end of each taxable year the Portfolio's shares in such PFIC, in which case, the Portfolio will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in its income. A Portfolio's ability to make either election will depend on factors beyond its control, and the Portfolios are subject to restrictions which may limit the availability or benefit of these elections. Under either election, a Portfolio may be required to recognize in any year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC shares during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Portfolio satisfies the Excise Tax Distribution Requirements.

The functional currency of the Portfolios is the US dollar for US federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income, expenses or other liabilities denominated in a currency other than the US dollar and the time such Portfolio actually collects such income or pays such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss by a Portfolio.

Hedging and Derivative Transactions. Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss (as applicable) and 40% short-term capital gain or loss (as applicable). Gain or loss will arise upon exercise or lapse of Section 1256 contracts. In addition, any Section 1256 contracts remaining unexercised at the end of a shareholder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by a Portfolio involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for US federal income tax purposes, to constitute "straddles." In addition, investments by a Portfolio in particular combinations of investment funds also may be treated as a "straddle." To the extent the straddle rules apply to positions established by a Portfolio, or the investment funds, losses realized by the Portfolio may be deferred to the extent of unrealized gain in the offsetting positions. Short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by a Portfolio may constitute "mixed straddles." One or more elections may be made in respect of the US federal income tax treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If a Portfolio either holds (1) an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position") and enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) an appreciated financial position that is a Contract and acquires property that is the same as, or substantially identical to, the underlying property, the Portfolio generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If a Portfolio enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-through entities (including other RICs, REITs, partnerships, REMICs and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-through entity been held directly during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.

Investments in Entities that Invest in or Finance Mortgage Debt. Special tax rules may apply to the investments by a Portfolio in entities that invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as, or invests in, a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each Portfolio, other than the Corporate Income Portfolio and the Short Duration Fixed Income Portfolio, which may hold residual interests in REMICs, not to make such investments, there is no guarantee that a Portfolio will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a Portfolio receiving excess inclusion income ("EII"), in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including nominee accounts that hold shares, will be deemed to have received EII. This can result in the Portfolio being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, EII generally cannot be offset by net operating losses and will be subject to a 30% withholding tax for non-US shareholders, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences for both a Portfolio and its shareholders, especially if a Portfolio has state or local governments or other tax-exempt organizations as shareholders.

Taxation of the Subsidiary (Real Assets Portfolio only). The Real Assets Portfolio may gain exposure to the commodity markets by investing up to 25% of the Portfolio's total assets in a "CFC" within the meaning of Section 957 of the Code, such as the Subsidiary. In general, a foreign corporation, such as the Subsidiary, that does not conduct a US trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain US-source income that is not effectively connected with a US trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary is expected to be a CFC in which the Portfolio owning the Subsidiary will be a US shareholder. If a Portfolio is a US Shareholder, such Portfolio will be required to include in gross income for US federal income tax purposes all of a CFC's "subpart F income," whether or not such income is actually distributed by the CFC. Under Treasury regulations issued in 2019, subpart F income is treated as qualifying income for purposes of the 90% Gross Income Test regardless of whether an actual distribution from the CFC to the RIC is made. Subpart F income generally includes net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC's underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Portfolio and thus will not be available to offset income or capital gain generated from the Portfolio's other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years.

Taxation of US Shareholders

The following summary generally describes certain material US federal income tax consequences of an investment in a Portfolio's shares beneficially owned by US shareholders (as defined above). If you are not a US shareholder, this section does not apply to you.

Distributions on, and Sale or Other Disposition of, a Portfolio's Shares. Distributions by a Portfolio generally are taxable to US shareholders as ordinary income or long term capital gain. Distributions of a Portfolio's investment company taxable income, determined without regard to the deduction for dividends paid, will be taxable as ordinary income to US shareholders to the extent of the Portfolio's current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. To the extent such distributions a Portfolio pays to non-corporate US shareholders (including individuals) are attributable to dividends from US corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") generally are taxable to US shareholders at the preferential rates applicable to long-term capital gains. Distributions of a Portfolio's net capital gains (which generally are the Portfolio's realized net long-term capital gains in excess of realized net short-term capital losses) that are properly reported by the Portfolio as "capital gain dividends" will be taxable to a US shareholder as long-term capital gains that are currently taxable at reduced rates in the case of non-corporate taxpayers, regardless of the US shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions in excess of a Portfolio's earnings and profits first will reduce a US shareholder's adjusted tax basis in such US shareholder's shares in the Portfolio and, after the adjusted tax basis is reduced to zero, will constitute capital gains to such US shareholder.

A portion of a Portfolio's ordinary income dividends paid to corporate US shareholders may, if certain conditions are met, qualify for the 50% dividends received deduction to the extent that the Portfolio has received dividends from certain corporations during the taxable year, but only to the extent these ordinary income dividends are treated as paid out of earnings and profits of the Portfolio. It is anticipated that dividends (other than capital gain dividends) paid by the Equity Concentrated Equity Focus, Small-Mid Cap, Global Listed Infrastructure and Opportunistic Strategies Portfolios may be eligible for the dividends-received deduction, but that dividends paid by the other Portfolios will not be eligible for the dividends-received deduction. A corporate US shareholder may be required to reduce its basis in its shares with respect to certain "extraordinary dividends," as defined in Section 1059 of the Code. Corporate US shareholders should consult their own tax advisors in determining the application of these rules in their particular circumstances.

Although each Portfolio currently intends to distribute any of its net capital gain for each taxable year on a timely basis, a Portfolio may elect in the future to retain its net capital gain or a portion thereof for investment and be taxed at corporate-level tax rates on the amount retained, and therefore designate the retained amount as a "deemed dividend." In this case, the Portfolio may report the retained amount as undistributed capital gains to its US shareholders, who will be treated as if each US shareholder received a distribution of its pro rata share of this gain, with the result that each US shareholder will (i) be required to report its pro rata share of this gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. In order to utilize the deemed distribution approach, a Portfolio must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. A Portfolio cannot treat any of its investment company taxable income as a "deemed distribution."

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If a Portfolio makes such an election, a US shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by a Portfolio in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Portfolio's shareholders on December 31 of the year in which the dividend was declared.

If a US shareholder purchases shares of a Portfolio shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such US shareholder will be subject to tax on the distribution even though it economically represents a return of its investment.

A US shareholder generally will recognize taxable gain or loss if the US shareholder sells or otherwise disposes of such shareholder's shares of a Portfolio. The amount of gain or loss will be measured by the difference between such shareholder's adjusted tax basis in the shares sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale, redemption or other disposition generally will be treated as long term capital gain or loss if the US shareholder has held such shares for more than one year. Otherwise, such gain or loss will be classified as short term capital gain or loss. However, any capital loss arising from the sale, redemption or other disposition of Portfolio shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of the Portfolio's shares may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such case, any disallowed loss is generally added to the US shareholder's adjusted tax basis of the acquired shares.

In general, US shareholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate US shareholders currently are subject to US federal income tax on net capital gain at the maximum rate also applies to ordinary income. A non-corporate US shareholder with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against its ordinary income each year; any net capital losses of a non-corporate US shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate US shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Each Portfolio will send to each of its US shareholder, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such US shareholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the US federal tax status of each year's distributions will generally be reported to the IRS (including the amount of dividends, if any, eligible for the preferential rates applicable to long-term capital gains).

Distributions by a Portfolio out of current or accumulated earnings and profits generally will not be eligible for the 20% pass through deduction under Section 199A of the Code, although under recently proposed regulations qualified REIT dividends earned by a Portfolio may qualify for such deduction. Distributions may also be subject to additional state, local and non-US taxes depending on a US shareholder's particular situation.

Tax Shelter Reporting Regulations. Under Treasury regulations, if a US shareholder recognizes a loss with respect to its shares of a Portfolio in excess of $2 million or more for a non-corporate US shareholder or $10 million or more for a corporate US shareholder in any single taxable year, such shareholder must file with the IRS a disclosure statement on Form 8886. Direct investors of "portfolio securities" in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirements. States may also have a similar reporting requirement. US shareholders should consult their tax advisor to determine the applicability of these regulations in light of their individual circumstances.

Net Investment Income Tax. An additional 3.8% surtax generally is applicable in respect of the net investment income of non-corporate US shareholders (other than certain trusts) on the lesser of (i) the US shareholder's "net investment income" for a taxable year and (ii) the excess of the US shareholder's modified adjusted gross income for the taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, "net investment income" generally includes interest and taxable distributions and deemed distributions paid with respect to shares of a Portfolio, and net gain attributable to the disposition of shares of a Portfolio (in each case, unless the shares are held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to these distributions or this net gain.

Taxation of Non-US Shareholders

The following discussion applies only to persons that are non-US shareholders. If you are not a non-US shareholder, this section does not apply to you.

Distributions on, and Sale or Other Disposition of a Portfolio's Shares. Distributions by a Portfolio to non-US shareholders generally will be subject to US withholding tax (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from the Portfolio's current and accumulated earnings and profits.

If a non-US shareholder receives distributions and such distributions are effectively connected with a US trade or business of the non-US shareholder and, if an income tax treaty applies, attributable to a permanent establishment in the United States of such non-US shareholder, such distributions generally be subject to US federal income tax at the rates applicable to US persons. In that case, a Portfolio will not be required to withhold US federal income tax if the non-US shareholder complies with applicable certification and disclosure requirements.

Actual or deemed distributions of a Portfolio's net capital gain (which generally is the excess of a Portfolio's net long term capital gain over a Portfolio's net short term capital loss) to a non-US shareholder, and gains recognized by a non-US shareholder upon the sale of the shares, will not be subject to withholding of US federal income tax and generally will not be subject to US federal income tax unless (a) the distributions or gains, as the case may be, are effectively connected with a US trade or business of the non-US shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-US shareholder in the United States (as discussed above) or (b) the non-US shareholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. For a corporate non-US shareholder, distributions, including deemed distributions, and gains recognized upon the sale of the shares that are effectively connected with a US trade or business may, under certain circumstances, be subject to an additional "branch profits tax" (unless lowered or eliminated by an applicable income tax treaty). Non-US shareholders are encouraged to consult their own tax advisors as to the applicability of an income tax treaty in their individual circumstances.

No assurance can be given that a Portfolio will distribute any interest related dividends or short term capital gain dividends. In general, no US source withholding taxes will be imposed on dividends paid by RICs to non-US shareholders to the extent the dividends are designated as "interest related dividends" or "short term capital gain dividends." Under this exemption, interest related dividends and short term capital gain dividends generally represent distributions of interest or short term capital gain that would not have been subject to US withholding tax at the source if they had been received directly by a non-US shareholder, and that satisfy certain other requirements.

If a Portfolio distributes its net capital gain in the form of deemed rather than actual distributions (which a Portfolio may do in the future), a non-US shareholder will be entitled to US federal income tax credit or tax refund equal to the non-US shareholder's allocable share of the tax the Portfolio pays on the capital gain deemed to have been distributed. In order to obtain the refund, the non-US shareholder must obtain a US taxpayer identification number (if one has not been previously obtained) and timely file a US federal income tax return even if the non-US shareholder would not otherwise be required to obtain a US taxpayer identification number or file a US federal income tax return.

Certain Additional Tax Considerations

Information Reporting and Backup Withholding. A Portfolio may be required to withhold, for US federal income taxes, a portion of all taxable distributions payable to shareholders (a) who fail to provide the Portfolio with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications or (b) with respect to whom the IRS notifies the Portfolio that this shareholder is subject to backup withholding. Certain shareholders specified in the Code and Treasury regulations promulgated thereunder are exempt from backup withholding but may be required to provide documentation to establish their exempt status. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a refund or a credit against the shareholder's US federal income tax liability if the appropriate information is timely provided to the IRS. Failure by a shareholder to furnish a certified TIN to the Portfolio could subject the shareholder to a penalty imposed by the IRS.

Withholding and Information Reporting on Foreign Financial Accounts. A non-US shareholder who is otherwise subject to withholding of US federal income tax may be subject to information reporting and backup withholding of US federal income tax on dividends unless the non-US shareholder provides a Portfolio or the dividend paying agent with an IRS Form W 8BEN or W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-US shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to Sections 1471 to 1474 of the Code and Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on the shares to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its US owners and meets certain other specified requirements or is subject to an applicable "intergovernmental agreement; or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial US owners or provides the name, address and taxpayer identification number of each substantial US owner and such entity meets certain other specified requirements. If payment of this withholding tax is made, non-US shareholders that are otherwise eligible for an exemption from, or reduction of, US federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-US shareholders could consult their own tax advisors regarding the particular consequences to them of this legislation and guidance. No Portfolio will pay any additional amounts in respect to any amounts withheld.

ADDITIONAL INFORMATION ABOUT THE FUND AND PORTFOLIOS

As of March 31, 2021, no person owned of record or was known by the Fund to own beneficially 5% or more of a Class of the indicated Portfolio's outstanding voting securities except the following:

Name and Address	Percentage of Total Institutional Shares Outstanding
Developing Markets Equity Portfolio

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	37.86%

Merrill Lynch 1 Bryant Park New York, NY 10036-6728	20.37%

Wells Fargo Advisors 74760 US Highway 111 Indian Wells, CA 92210-7126	11.53%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	7.37%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	6.29%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.21%

Dynamic Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	48.99%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	29.10%

Wells Fargo Advisors 74760 US Highway 111 Indian Wells, CA 92210-7126	15.59%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	6.20%

Emerging Markets Advantage Portfolio

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	35.59%

Name and Address	Percentage of Total Institutional Shares Outstanding

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10012	32.09%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	31.36%

Emerging Markets Core Equity Portfolio

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	68.20%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	7.48%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	5.49%

Emerging Markets Debt Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	57.07%

Wells Fargo Advisors 74760 US Highway 111 Indian Wells, CA 92210-7126	19.53%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	6.19%

SEI Trust Co 1 Freedom Valley Drive Oaks, PA 19456-9989	5.16%

Emerging Markets Strategic Equity Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	39.89%

Name and Address	Percentage of Total Institutional Shares Outstanding
Wells Fargo Advisors 74760 US Highway 111 Indian Wells, CA 92210-7126	22.47%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	14.99%

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	7.9%

Emerging Markets Equity Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	18.15%

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	13.02%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104-4151	5.97%

Enhanced Opportunities Portfolio

Charles Schwab & Co, Inc 101 Montgomery Street San Fransisco, CA 94104-4151	49.88%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	34.98%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	7.48%

Franchise Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	82.12%

Name and Address	Percentage of Total Institutional Shares Outstanding
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	13.32%

Global Equity Select Portfolio

Comerica Bank & Trust 100 Renaissance Center Detroit, MI 48243-1114	41.98%

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	25.61%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	13.56%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	8.83%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104-4151	5.91%

Global Fixed Income Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	87.96%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	10.54%

Global Listed Infrastructure Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	30.54%

PNC Bank 620 Liberty Avenue Pittsburgh, PA 15222-2722	13.70%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104-4151	10.75%

Name and Address	Percentage of Total Institutional Shares Outstanding

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	5.85%

Global Strategic Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	65.34%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	33.76%

International Quality Growth Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York NY 10112	72.16%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	24.92%

International Equity Advantage Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	91.85%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	8.16%

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	15.93%

International Equity Portfolio

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104-4151	29.58%

Name and Address	Percentage of Total Institutional Shares Outstanding
National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	21.50%

Charles Schwab & Co., Inc. 211 Main Street San Francisco CA 94105-1905	10.74%

International Equity Select Portfolio

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	79.21%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	10.55%

International Equity Value Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	84.64%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	12.47%

International Small Cap Portfolio

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	41.23%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104-4151	21.17%

Wells Fargo Advisors 74760 US Highway 111 Indian Wells, CA 92210-7126	15.44%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	7.59%

Marshall & Ilsley Trust Co. 11270 W Park Place Milwaukee, WI 53224-3623	5.04%

Name and Address	Percentage of Total Institutional Shares Outstanding

International Strategic Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	20.15%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104-4151	14.62%

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	13.78%

Managed Volatility Portfolio

Wells Fargo Advisors 74760 US Highway 111 Indian Wells, CA 92210-7126	38.59%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104-4151	23.40%

Principal Securities, Inc. 711 High Street Des Moines, IA 50392-0001	15.88%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	8.99%

Reliance Trust Company PO Box 48449 Atlanta, GA 30362-1449	5.71%

Opportunistic Strategies Portfolio

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	72.79%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	18.07%

Real Assets Portfolio

Name and Address	Percentage of Total Institutional Shares Outstanding

Bank of New York Mellon, N.A. 95 Christopher Columbus Dr Jersey City, NJ 07302-2978	97.65%

US Corporate Income Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	45.79%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	17.56%

Nextera Energy 700 Universe Blvd Juno Beach, FL 33408-2657	9.81%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	8.96%

Reliance Trust Company PO Box 48449 Atlanta, GA 30362-1449	6.03%

Equity Concentrated Portfolio

Wells Fargo Advisors 74760 US Highway 111 Indian Wells, CA 92210-7126	38.16%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco CA 94104-4151	11.27%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	10.04%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	9.95%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	7.10%

Name and Address	Percentage of Total Institutional Shares Outstanding
Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	5.61%

US Short Duration Fixed Income Portfolio

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	31.44%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	36.07%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	16.78%

Wells Fargo Advisors 74760 US Highway 111 Indian Wells, CA 92210-7126	11.52%

Small-Mid Cap Equity Portfolio

TD Ameritrade Clearing, Inc. 4211 S 102nd Street Omaha, NE 68127-1031	31.41%

Citistreet Equities LLC 400 Atrium Drive Somerset, NJ 08873-4162	21.92%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	10.73%

Reliance Trust Company PO Box 48449 Atlanta, GA 30362-1449	9.22%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.77%

Sustainable Equity Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	52.30%

Name and Address	Percentage of Total Institutional Shares Outstanding

SEI Trust Co 1 Freedom Valley Drive Oaks, PA 19456-9989	39.76%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	7.00%

Equity Focus Portfolio

Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0001	38.70%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	34.57%

Wells Fargo Advisors 74760 US Highway 111 Indian Wells, CA 92210-7126	12.58%

Name and Address	Percentage of Total Open Shares Outstanding
Developing Markets Equity Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	29.20%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94105-4151	20.13%

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	15.32%

Merrill Lynch 1 Bryant Park New York, NY 10036-6728	12.14%

Dynamic Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	58.86%

Name and Address	Percentage of Total Open Shares Outstanding
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	31.52%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	5.11%

Emerging Markets Advantage Portfolio

TD Ameritrade Clearing, Inc. 4211 S 102nd Street Omaha, NE 68127-1031	71.53%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	19.83%

Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355-2331	6.58%

Emerging Markets Core Equity Portfolio

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	43.92%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	19.44%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	18.10%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	5.02%

Emerging Markets Debt Portfolio

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	73.74%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	14.58%

Name and Address	Percentage of Total Open Shares Outstanding
Emerging Markets Strategic Equity Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	49.74%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	21.39%

TD Ameritrade Clearing, Inc. 4211 S 102nd Street Omaha, NE 68127-1031	7.21%

Vanguard Marketing Corporation 100 Vanguard Boulevard Malvern, PA 19355-2331	5.17%

Emerging Markets Equity Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	54.95%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	15.00%

Enhanced Opportunities Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	70.17%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	23.42%

TD Ameritrade Clearing, Inc. 4211 S 102nd Street Omaha, NE 68127-1031	5.77%

Equity Focus Portfolio

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	59.84%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	16.45%

Name and Address	Percentage of Total Open Shares Outstanding
Wells Fargo Advisors 74760 US Highway 111 Indian Wells, CA 92210-7126	11.24%

Franchise Portfolio

TD Ameritrade Clearing, Inc. 4211 S 102nd Street Omaha, NE 68127-1031	66.33%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	33.25%

Global Equity Select Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	55.15%

Aspire Financial Services LLC 4010 W Boy Scout Boulevard Tampa, FL 33607-5727	14.31%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	12.90%

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 7311	5.24%

Global Fixed Income Portfolio

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	55.61%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07339-0001	27.60%

Edward D Jones & Co, LP 12555 Manchester Road Saint Louis, MO 63131-3710	16.06%

Global Listed Infrastructure Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	36.62%

Name and Address	Percentage of Total Open Shares Outstanding
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	35.20%

TD Ameritrade Clearing, Inc. 4211 S 102nd Street Omaha, NE 68127-1031	11.64%

Global Strategic Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	93.59%

International Quality Growth Portfolio

Charles Schwab & Co., Inc. 211 Main Street San Francisco, 94105-1905	93.66%

International Equity Advantage Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	98.87%

International Equity Portfolio

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	40.13%

Merrill Lynch 1 Bryant Park New York, NY 10036-6728	22.30%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	14.97%

Valic Financial Advisors, Inc 2929 Allen Parkway Houston, TX 77019-7100	7.50%

International Equity Select Portfolio

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 7311	64.67%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	21.40%

Name and Address	Percentage of Total Open Shares Outstanding

Nationwide Life Insurance Company One Nationwide Plaza Columbus, OH 43215	6.93%

International Equity Value Portfolio

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	62.05%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	27.48%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	8.01%

International Small Cap Portfolio

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	58.27%

TD Ameritrade Clearing, Inc. 4211 S 102nd Street Omaha, NE 68127-1031	15.06%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	14.92%

International Strategic Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	36.93%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	35.11%

Merrill Lynch 1 Bryant Park New York, NY 10036-6728	5.73%

Managed Volatility Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	98.14%

Opportunistic Strategies Portfolio

Name and Address	Percentage of Total Open Shares Outstanding

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	43.76%

TD Ameritrade Clearing, Inc. 200 S 108th Street Omaha, NE 68154-2631	13.66%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	12.62%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	12.29%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	7.80%

Morgan Stanley Harborside Financial Center Plaza 2, Floor 7 Jersey City, NJ 07311	5.78%

Real Assets Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	83.39%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	9.15%

Small-Mid Cap Portfolio

Nationwide Life Insurance Company One Nationwide Plaza Columbus, OH 43215	32.75%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	23.16%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	11.59%

TD Ameritrade Clearing, Inc. 4211 S 102nd Street Omaha, NE 68127-1031	8.31%

Name and Address	Percentage of Total Open Shares Outstanding
Sustainable Equity Portfolio

Nationwide Life Insurance Company One Nationwide Plaza Columbus, OH 43215	66.30%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	32.94%

US Corporate Income Portfolio

TD Ameritrade Clearing, Inc. 4211 S 102nd Street Omaha, NE 68127-1031	41.44%

Merrill Lynch 1 Bryant Park New York, NY 10036-6728	20.49%

Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0001	12.49%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	12.40%

Equity Concentrated Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	51.36%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	22.55%

US Short Duration Fixed Income Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	51.62%

Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104-4151	30.19%

Raymond James & Associates, Inc. 880 Carillon Parkway Saint Petersburg, FL 33716-1100	17.82%

Name and Address	Percentage of Total R6 Shares Outstanding
Emerging Markets Core Equity Portfolio

Voya Financial Advisors, Inc. 151 Farmington Avenue Hartford, CT 06156-0001	99.81%

Emerging Markets Debt Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	99.99%

Emerging Markets Equity Portfolio

John Hancock Life Insurance Company 601 Congress St Boston, MA 02210-2805	36.23%

Merrill Lynch 1 Bryant Park New York, NY 10036-6728	32.67%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	17.56%

Equity Focus Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	99.97%

International Equity Portfolio

TIAA-CREF Individual & Institutional Services, LLC 8500 Andrew Carnegie Blvd Charlotte, NC 28262-8500	29.35%

Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	20.66%

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	19.79%

U.S. Bank 601 2nd Avenue S Minneapolis, MN 55402-1902	6.25%

D.A. Davidson & Co. 8 3rd Street N Great Falls, MT 59401-3104	5.49%

Name and Address	Percentage of Total R6 Shares Outstanding
International Strategic Portfolio

National Financial Services LLC 82 Devonshire St Boston, MA 02109-3605	71.01%

Prudential Investment Management Services Attn: PIMS Retirement 200 Wood Avenue S Iselin, NJ 08830-2706	11.87%

Principal Securities, Inc. 711 High Street Des Moines, IA 50392-0001	10.58%

Small-Mid Cap Portfolio

TIAA-CREF Individual & Institutional Services, LLC 730 3rd Avenue New York, NY 10017-3206	99.84%

US Corporate Income Portfolio

Lazard Asset Management LLC 30 Rockefeller Plaza New York NY 10112	100%

Equity Concentrated Portfolio

SEI Trust Co. One Freedom Valley Drive Oaks, PA 19456-9989	97.82%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the Portfolio.

Certain shareholders of a Portfolio may from time to time own or control a significant percentage of the Portfolio's shares ("Large Shareholders"). Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Investment Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or Portfolios managed by the Investment Manager or its affiliates. Large Shareholders may redeem all or a portion of their shares of a Portfolio at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to US banking entities and their affiliates, such as the Investment Manager). Redemptions by Large Shareholders of their shares of a Portfolio may force the Portfolio to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the Portfolio, in order to meet redemption requests. These sales may adversely affect a Portfolio's NAV and may result in increasing the Portfolio's liquidity risk, transaction costs and/or taxable distributions.

Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based on the relative net assets of the applicable Class.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the rule.

Each Portfolio will send annual and semi-annual financial statements to its shareholders.

The Fund's Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in the Fund. In addition to the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. For information on the special monthly summary of accounts, contact the Fund.

ICE BofA Merrill Lynch is licensing the ICE BofA Merrill Lynch indices "as is," makes no warranties regarding the same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of ICE BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend any company, or any of its products or services.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proskauer Rose LLP, Eleven Times Square, New York, NY 10036, serves as counsel to the Fund and to the independent board members.

Deloitte & Touche LLP, 30 Rockefeller Plaza, New York, NY 10112, is the independent registered public accounting firm for the Fund.

Appendix A

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P Global Ratings and Moody's.

S&P Global Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings that S&P Global Ratings assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

An "NR" indicates that a rating has not been assigned or is no longer assigned.

Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings' analysis of the following considerations:

• The likelihood of payment--the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

• The nature and provisions of the financial obligation, and the promise S&P Global Ratings imputes; and

• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings.

An obligation rated "AAA" has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.

Note: Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated

grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to "D" if it is subject to a distressed debt restructuring.

Municipal Short-Term Note Ratings Definitions. An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings' analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D "D" is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody's

Ratings assigned on Moody's global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. The following is a ranking (from highest to lowest) of Moody's long-term and short-term categories.

Long-Term Obligation Ratings and Definitions. Moody's long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody's Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, with minimal risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are considered upper medium-grade and are subject to low credit risk.

Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery in principal and interest.

Obligations rated "C" are the lowest-rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates amid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody's short-term ratings, unlike its long-term ratings, apply to an individual issuer's capacity to repay all short-term obligations rather than to specific short-term borrowing programs.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. The Municipal Investment Grade ("MIG") scale is used to rate US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated "SG."

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer's ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature ("demand feature") of the VRDO. The short-term demand obligation rating uses a variation of the MIG scale called the Variable Municipal Investment Grade ("VMIG"). VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer's long-term rating drops below investment grade.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

For VRDOs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.

VMIG ratings of VRDOs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

Appendix B

LAZARD ASSET MANAGEMENT LLC

GLOBAL PROXY VOTING POLICY

A. Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries ("Lazard" or the "firm") provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of this Proxy Voting Policy (the "Policy").

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard's general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.

This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B. Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C. General Administration

1. Overview and Governance

Lazard's proxy voting process is administered by members of its Operations Department ("the Proxy Administration Team"). Oversight of the process is provided by Lazard's Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm's Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance ("ESG") and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm's proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard's Legal & Compliance Department will participate in all Proxy Committee meetings.

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee's members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard's Chief Compliance Officer and General Counsel, or his designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer and General Counsel, or his designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2. Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. ("ISS") and Glass, Lewis & Co. ("Glass Lewis"). These proxy advisory services provide independent analysis and recommendations regarding various companies' proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company's proxy proposals, Lazard's Portfolio Manager/Analysts and Research Analysts (collectively, "Portfolio Management") are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard's behalf all proxy information sent by custodians that hold securities on behalf of Lazard's clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS' analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

The Proxy Committee believes that the Policy is consistent with the firm's Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.

3. Voting Process

The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the "Approved Guidelines"). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management's recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard's Chief Compliance Officer and General Counsel (or his designee), and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D. Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company's name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard's Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.

1. Routine Items

Lazard generally votes routine items as recommended by the issuer's management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:

• issues relating to the timing or conduct of annual meetings;

• provisionary financial budgets and strategy for the current year;

• proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;

• proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and

• changes to a company's name.

2. Amendments to Board Policy/Charter/Regulation:

Proposals to amend a company's Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard's general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.

Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.

Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if:

• there is no disclosure on the proposed amendments or full text of the amended bylaw; or

• the amendments include increase in the decision authority of what is considered "excessive" and the company fails to provide a compelling justification.

3. Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company's shareholder meetings.

a. Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer's board of directors.

Lazard has Approved Guidelines generally to vote FOR the following:

• the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;1

• a requirement that a substantial majority (e.g., 2/3) of a company's directors be independent;

• a proposal that a majority of the entirety of the board's committees be comprised of independent directors;

• proposals seeking to de-classify a board;

• the implementation of director stock retention/holding periods;

• proposals relating to the establishment of directors' mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and

• changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;

• the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the

____________________________

1 However, Lazard will vote against proposals to elect or appoint such committee if the company is on the MSCI EAFE or local main index and (1) a member of executive management would be a member of the committee; (2) more than one board member who is dependent on a major shareholder would be on the committee or (3) the chair of the board would also be the chair of the committee.

meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.

Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:

• proposals to require an independent board chair or the separation of chairman and CEO; and

• establishment of shareholder advisory committees.

Lazard has Approved Guidelines generally to vote AGAINST the following:

• proposals seeking to classify a board

• the election of directors where the board does not have independent "key committees" or sufficient board independence;

• non-independent directors who serve on key committees that are not sufficiently independent;

• proposals relating to cumulative voting;

• proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;

• release of restrictions on competitive activities of directors2 if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; and the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties.3

b. Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company's shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

• proposals to adopt supermajority vote requirements or increase vote requirements;

• proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and

• "blank check" preferred stock.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company's by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as "poison pill plans").

____________________________

2 This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).

3 For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.

Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

c. Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

• proposals to adjourn US meetings;

• proposals seeking to eliminate or restrict shareholders' right to call a special meeting;

• efforts to eliminate or restrict right of shareholders to act by written consent; and

• proposals to adopt supermajority vote requirements, or increase vote requirements.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

4. Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company's capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer's capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.

Lazard has adopted Approved Guidelines to vote FOR:

• management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

• stock splits and reverse stock splits;

• investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company's previous similar investments;4

• requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;

• management proposals to adopt or amend dividend reinvestment plans; and

• dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company's financial position.

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

• matters affecting shareholder rights, such as amending votes-per-share;

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4 Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company's assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.

• management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);

• the use of proceeds and the company's past share issuances;5

• proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and

• loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

Lazard has adopted Approved Guidelines to vote AGAINST:

• changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group's Statement of Principles;

• the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and

• the provision of loans to an entity in which the company's ownership stake is less than 75% and the financing provision is not proportionate to the company's equity stake.

5. Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company's time in history and evolution).

Lazard has Approved Guidelines generally to vote FOR

• employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;

• proposals to submit severance agreements to shareholders for approval;

• annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and

• annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.

Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:

• restricted stock plans that do not define performance criteria; and

• proposals to approve executive loans to exercise options.

Lazard has Approved Guidelines generally to vote AGAINST:

• proposals to re-price underwater options;

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5 Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.

• annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and

• annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.

6. Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company's assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard's Approved Guideline is to vote on a CASE by CASE basis for these proposals.

7. Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company's management and its board of directors.

As set out in Lazard's separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.

Lazard's Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.

• However, as a guide, Lazard will generally vote FOR proposals:

• asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);

• seeking the approval of anti-discrimination policies;

• which are considered socially responsible agenda items;

• which improve an investee company's ESG risk management and related disclosures; and

• deemed to be in the long-term interests of shareholders.

8. Shareholder Proposals

Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.

Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:

• seek improved disclosure of an investee company's ESG practices over an appropriate timeframe;

• seek improved transparency over how the investee company is supporting the transition to a low carbon economy;

• seek to improve the diversity of the board;

• seek improved disclosures on the diversity of the board and the wider workforce;

• seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;

• seek to eliminate or restrict severance agreements, or are deemed to be in the long-term interests of shareholders including Lazard's clients.

Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:

• seek to infringe excessively on management's decision-making flexibility;

• seek to establish additional board committees (absent demonstrable need);

• seek to establish term limits for directors if this is unnecessary;

• seek to change the size of a board (unless this facilitates improved board diversity);

• seek to require two candidates for each board seat; or

• are considered not to be in the long-terms interests of shareholders.

E. Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder's ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as "share blocking"). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F. Conflicts of Interest

1. Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard's business and organizational structure. Examples of such potential conflicts of interest are:

• Lazard Frères & Co. LLC ("LF&Co."), Lazard's parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

• Lazard serves as an investment adviser for a company the management of which supports a particular proposal;

• Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

• a Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2. General Policy

All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard's client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3. Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard's voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard's Chief Compliance Officer and General Counsel.

a. Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. In situations where the Approved Guideline is to vote Case by Case, Lazard will vote in accordance with the recommendations of one of the proxy voting services Lazard retains to provide independent analysis. Lazard also reserves its right to Abstain.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b. Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.

G. Other Matters

1. Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee's confirmation accordingly.

Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard's obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer and General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.

2. Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

H. Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I. Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J. Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard's General Counsel and Chief Compliance Officer.

Revised as of March 31, 2020